UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                         Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CAESARS ENTERTAINMENT, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2022

ANNUAL MEETING OF SHAREHOLDERS & PROXY STATEMENT

CAESARS ENTERTAINMENT®

Our Code of Commitment: This is our public pledge to our guests, Team Members, communities, business partners and all those we reach through our business.

PEOPLE: We commit to supporting the wellbeing of our Team Members, guests and communities.

PLANET: We commit to taking care of the world we all call home.

PLAY: We commit to creating memorable experiences for our guests and leading the industry as a responsible business, including responsible gaming practices.

I am pleased to invite you to our 2022 Annual Meeting of Shareholders, which will be held on Tuesday, June 14, 2022 at 9:00 a.m. Pacific Time. Our annual meeting will be conducted both in-person at the Eldorado Resort & Casino, 345 North Virginia Street, Reno, Nevada 89501, as well as online via live video webcast. If you choose to join us in person, please note that in-person attendance will require compliance with any then-applicable governmental requirements or recommendations, as well as facility requirements for the Eldorado Resort & Casino. Alternatively, you will be able to attend the annual meeting of shareholders online by visiting http://www.virtualshareholdermeeting.com/CZR2022. You also will be able to vote your shares either in-person or electronically at the annual meeting.

Utilizing the latest technology allows us to provide expanded access, improved communication and cost savings for our shareholders and the company. We believe that hosting a hybrid meeting will enable greater shareholder attendance and participation from any location around the world. Importantly, shareholders attending the annual meeting virtually will have the same rights to participate as the shareholders who attend the annual meeting in-person.

Details regarding how to attend the meeting online and the business to be conducted at the virtual annual meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

As permitted by the Securities and Exchange Commission, we are furnishing to shareholders our Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report primarily over the internet. On or about April 25, 2022, we will mail to each of our shareholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review the proxy materials via the internet, and how to access the Proxy Card to vote on the internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions on how to receive, free of charge, paper copies of the proxy materials. If you received the notice, then you will not receive a paper copy of the proxy materials unless you request one.

Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the Notice of Annual Meeting and Proxy Statement, please complete, sign and date your Proxy Card, and return it in the envelope provided.

On behalf of the officers and directors of Caesars Entertainment, Inc., I thank you for your interest in the company and hope that you will be able to attend our Annual Meeting. We appreciate your continued support.

Yours Truly, GARY L. CARANO Executive Chairman, Board of Directors

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Caesars Entertainment, Inc. will be held in person at the Eldorado Resort & Casino, 345 North Virginia Street, Reno, Nevada 89501, and via a live video webcast in a hybrid meeting format on Tuesday, June 14, 2022 at 9:00 a.m. Pacific Time, for the following purposes:

1.

To elect the ten (10) director nominees to our Board of Directors, each to serve as directors until the 2023 annual meeting of shareholders, or until the earlier of their resignation or until their respective successors shall have been duly elected and qualified;

2.	To hold an advisory vote to approve the compensation of the Company’s named executive officers;

3.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and

4.	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Shareholders entitled to notice of, and to vote at, the Annual Meeting will be determined as of the close of business on April 18, 2022, the record date fixed by the Board of Directors for such purposes. A list of these shareholders is available at our corporate offices and will be available virtually at the Annual Meeting.

The accompanying proxy materials include instructions on how to participate in the Annual Meeting and how to vote your shares of the Company’s stock by attending the hybrid meeting in-person or by webcast. You will need to enter the 16-digit control number received with your Proxy or Notice of Internet Availability of Proxy Materials to vote during the meeting.

By order of the Board of Directors

Edmund L. Quatmann, Jr., Secretary

April 25, 2022

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on June 14, 2022: Our Proxy Statement and Fiscal Year 2021 Annual Report to Shareholders are available at http://www.proxyvote.com. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. YOU MAY VOTE YOUR SHARES ELECTRONICALLY VIA THE INTERNET, BY TELEPHONE, BY MAIL, OR DURING THE HYBRID ANNUAL MEETING. THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT WWW.PROXYVOTE.COM. PLEASE CAREFULLY REVIEW THE PROXY MATERIALS AND FOLLOW THE INSTRUCTIONS ON THE PROXY CARD TO VOTE.

i

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Caesars Entertainment, Inc. (referred to herein as “we”, “us” or “the Company”) for use at the Annual Meeting of Shareholders to be held on June 14, 2022.

As permitted by the Securities and Exchange Commission, we are furnishing to shareholders our Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report primarily over the internet. On or about April 25, 2022 we will mail to each of our shareholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review the proxy materials via the internet, and how to access the Proxy Card to vote on the internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions on how to receive, free of charge, paper copies of the proxy materials. If you received the notice, then you will not receive a paper copy of the proxy materials unless you request one.

A copy of our annual report with financial statements for the year ended December 31, 2021 is enclosed. This Proxy Statement and form of proxy are to be first sent to shareholders on or about the date stated on the accompanying Notice of Annual Meeting of Shareholders.

ABOUT CAESARS ENTERTAINMENT, INC.

On July 20, 2020, Eldorado Resorts, Inc. (“ERI”) acquired Caesars Entertainment Corporation and its subsidiaries (“Former Caesars”) pursuant to a merger of a wholly owned subsidiary of ERI with and into Former Caesars, with Former Caesars surviving as a wholly-owned subsidiary of ERI (the “Merger”). ERI changed its name to Caesars Entertainment, Inc. (referred to herein as “us” “we” or the “Company”) and changed its ticker symbol on the NASDAQ Stock Market from “ERI” to “CZR”. As a result of this historic and transformative business combination, the Company is the largest casino-entertainment company in the U.S., and one of the world’s most diversified casino-entertainment providers across the U.S., boasting many of the world’s most prestigious gaming brands, including Caesars Palace®, Harrah’s®, Horseshoe®, and Eldorado®, among many others. The Company offers diversified amenities and one-of-a-kind destinations, with a focus on building loyalty and value with its guests through a unique combination of impeccable service, operational excellence and technology leadership.

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PURPOSE OF THE MEETING

PROPOSAL 1

To Elect the Ten (10) Director Nominees to our Board of Directors, each to serve as a director until the 2023 Annual Meeting of Shareholders, or until the earlier of his or her resignation or until his or her respective successor has been duly elected and qualified.

 The Board recommends that shareholders vote FOR each nominee

The Board has nominated all ten (10) current directors, Gary L. Carano, Bonnie S. Biumi, Jan Jones Blackhurst, Frank J. Fahrenkopf, Don R. Kornstein, Courtney R. Mather, Sandra D. Morgan, Michael E. Pegram, Thomas R. Reeg, and David P. Tomick to be elected to serve a one-year term until the annual meeting of shareholders in 2023 or until such director’s respective successor is duly elected and qualified or until such director’s death, resignation, or removal.

• Nominees bring extensive expertise and relevant skills to drive the Company’s success

• Slate promotes diversity of viewpoints arising out of diverse experience, age and gender

PROPOSAL 2

To Approve, on an Advisory, Non-binding Basis, Named Executive Officer Compensation.

 The Board recommends that shareholders vote FOR the approval of the compensation of the Company’s named executive officers, as disclosed in this proxy statement, on an advisory, non-binding basis

We are providing shareholders with the opportunity to cast an advisory, non-binding vote on the compensation of our named executive officers as disclosed in this proxy statement, in accordance with Section 14A of the Exchange Act.

PROPOSAL 3

To Ratify the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2022.

 The Board of Directors recommends that shareholders vote FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022

Shareholders may vote to ratify the reappointment by the Audit Committee of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022.

2	2022 PROXY STATEMENT

At the Annual Meeting, shareholders are being asked to elect ten (10) directors, each of whom will serve until the next annual meeting of shareholders or until his or her successor has been elected and qualified, or until his or her earlier resignation or removal. Directors will be elected by the affirmative vote of the holders of a plurality of the shares represented in person or by proxy at the meeting. Shareholders may not vote their shares cumulatively in the election of directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Any shareholder submitting a proxy has the right to withhold authority to vote for an individual nominee by writing that nominee’s name in the space provided on the proxy. Shares represented by all proxies received by us and not marked to withhold authority to vote for any individual director or for all directors will be voted FOR the election of all of the nominees named below. If for any reason any nominee is unable to accept the nomination or to serve as a director, an event not currently anticipated, the persons named as proxies reserve the right to exercise their discretionary authority to nominate someone else or to reduce the number of management nominees to such extent as the persons named as proxies may deem advisable.

Back row from left to right: Frank J. Fahrenkopf, Michael E. Pegram, Thomas R. Reeg, Jan Jones Blackhurst and David P. Tomick. Front row from left to right: Courtney R. Mather, Bonnie S. Biumi, Gary L. Carano, Sandra D. Morgan and Don R. Kornstein.

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Gary L. Carano Executive Chairman of the Board Director since September 2014

Bonnie S. Biumi Audit Committee Director since May 2017

Jan Jones Blackhurst Corporate Social Responsibility Committee (Chair) Director since July 2020

Frank J. Fahrenkopf Nominating and Corporate Governance Committee (Chair) Director since September 2014

Don R. Kornstein Vice Chairman Compensation Committee (Chair), Corporate Social Responsibility Committee, and Nominating and Corporate Governance Committee Director since July 2020

Courtney R. Mather Compensation Committee, Audit Committee, and Corporate Social Responsibility Committee Director since July 2020

Sandra D. Morgan Corporate Social Responsibility Committee, and Nominating and Corporate Governance Committee Director since November 2021

Michael E. Pegram Compensation Committee Director since September 2014

Thomas R. Reeg Chief Executive Officer Director since September 2014

David P. Tomick Lead Independent Director Audit Committee (Chair), Nominating and Corporate Governance Committee Director since September 2014

4	2022 PROXY STATEMENT

BOARD COMPOSITION AND NOMINATION PROCESS

OUR BOARD OF DIRECTORS

For the majority of 2021, our Board of Directors consisted of Gary L. Carano, Bonnie S. Biumi, Jan Jones Blackhurst, Frank J. Fahrenkopf, Don R. Kornstein, Courtney R. Mather, Michael E. Pegram, Thomas R. Reeg and David P. Tomick. Sandra D. Morgan was appointed to the Board of Directors effective November 7, 2021, pending gaming regulatory approvals.

Below is information as of April 18, 2022 concerning the business experience and qualifications of each of our director nominees whose term, if elected, will expire at the 2023 annual meeting.

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DIRECTOR NOMINEES

Age: 70

Director Since: September 2014

Committees: None

EXPERIENCE

Mr. Carano has been Chairman of our Board of Directors since September 2014 and was our Chief Executive Officer from September 2014 until December 31, 2018, when he became Executive Chairman of our Board of Directors. Previously, Mr. Carano served as President and Chief Operating Officer of Eldorado Resorts LLC from 2004 to September 2014, and as President and Chief Operating Officer of Eldorado HoldCo LLC from 2009 to September 2014. Mr. Carano served as the General Manager and Chief Executive Officer of the Silver Legacy Resort Casino from its opening in 1995 to September 2014. In May 2012, Silver Legacy filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Nevada. Silver Legacy emerged from its Chapter 11 reorganization proceedings in November 2012. Mr. Carano serves on the board of directors of Recreational Enterprises, Inc., a less than 5% shareholder of the Company. Mr. Carano has served on a number of charitable boards and foundations in the state of Nevada. Mr. Gary L. Carano is Mr. Anthony L. Carano’s father.

QUALIFICATIONS

Extensive experience in the gaming and hospitality industry and deep familiarity with the business of the Company.

Age: 60

Director Since: May 2017

Committees: Audit

EXPERIENCE

Ms. Biumi has served on the Board since 2017. Ms. Biumi was President and Chief Financial Officer of Kerzner International Resorts, a developer, owner and operator of destination resorts, casinos and hotels, from 2007 to 2012. Previously, she held senior level financial positions at NCL Corporation, Ltd., Royal Caribbean Cruises, Ltd., Neff Corporation, Peoples Telephone Company, Inc. and Price Waterhouse. Ms. Biumi was a member of the board of directors of Isle of Capri Casinos from 2012 through its merger with ERI in 2017. Ms. Biumi serves on the Board of Kite Realty Trust Group, a publicly traded company, which in October 2021 merged with Retail Properties of America, Inc., a publicly traded company, where she served on the board of directors from July 2015 to October 2021 and served as chair of the audit committee and chair of the compensation committee. She is a Certified Public Accountant.

QUALIFICATIONS

Ms. Biumi brings to the Board important perspectives with respect to leadership, financial and risk management and has extensive experience in corporate finance and accounting, investor relations, capital and strategic planning, mergers and acquisitions, as well as service on the boards of other public companies.

6	2022 PROXY STATEMENT

Age: 73

Director Since: July 2020

Committees: Corporate Social
Responsibility (Chair)

EXPERIENCE

Ms. Jones Blackhurst served as a director of Former Caesars from October 2019 until the Merger in July 2020, at which time she joined the Board. Ms. Jones Blackhurst served as Executive Vice President, Public Policy and Corporate Responsibility of Former Caesars from May 2017 through September 2019. Ms. Jones Blackhurst also served as Executive Vice President of Communications and Government Relations of Former Caesars from November 2011 until May 2017 and as Senior Vice President of Communications and Government Relations of Former Caesars from November 1999 to November 2011. Ms. Jones Blackhurst has over 20 years of experience in the gaming industry and has played a key role in innovating responsible gaming programs that are now used throughout the industry. Ms. Jones Blackhurst serves as the Chairwoman of the Public Education Foundation and as Chief Executive-In-Residence of the UNLV International Gaming Institute. Since February 2021, Ms. Jones Blackhurst has served as a director of Gaming & Hospitality Acquisition Corp. Prior to joining Former Caesars, Ms. Jones Blackhurst served two terms as Mayor of Las Vegas, from 1991 until 1999.

QUALIFICATIONS

Ms. Blackhurst brings to the Board significant experience in corporate social responsibility matters, including specifically within the gaming industry, including policies on responsible gaming, and government relations experience.

Age: 82

Director Since: September 2014

Committees: Nominating and
Corporate Governance (Chair)

EXPERIENCE

Mr. Fahrenkopf has served on the Board since 2014. He served as President and Chief Executive Officer of the American Gaming Association (“AGA”), an organization that represents the commercial casino-entertainment industry by addressing federal legislation and regulatory issues, from 1995 until June 2013. At the AGA, Mr. Fahrenkopf was the national advocate for the commercial casino industry and was responsible for positioning the AGA to address regulatory, political and educational issues affecting the gaming industry. Mr. Fahrenkopf is currently co-chairman of the Commission on Presidential Debates, which he founded and which conducts debates among presidential candidates. He serves as a board member of the International Republican Institute, which he founded. He also founded the National Endowment for Democracy, where he served as Vice Chairman and a board member from 1983 to 1992. Mr. Fahrenkopf served as chairman of the Republican National Committee from 1983 to 1989. Prior to his role at AGA, Mr. Fahrenkopf was a partner at Hogan & Hartson, where he regularly represented clients before the Nevada gaming regulatory authorities. Mr. Fahrenkopf served as the first Chairman of the American Bar Association Committee on Gaming Law and was a founding Trustee and President of the International Association of Gaming Attorneys. Mr. Fahrenkopf also sits on the board of directors of 12 NYSE-listed public companies: First Republic Bank, Gabelli Equity Trust, Inc., Gabelli Utility Trust, Gabelli Global Multimedia Trust, Gabelli Dividend and Income Trust, Gabelli Gold and Natural Resources, Gabelli Small & Midcap Value Fund, Gabelli Goanywhere Trust, Gabelli Natural Resources, Gold & Income Trust, Gabelli NextShares Trust, Bankcroft Fund, and Ellsworth Growth & Income Trust.

QUALIFICATIONS

Mr. Fahrenkopf has been selected to serve as a director because of his extensive knowledge of gaming regulatory matters, his relevant legal experience and his experience as a public company director.

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Age: 70

Director Since: July 2020

Committees: Compensation (Chair),
Nominating & Corporate Governance,
Corporate Social Responsibility

EXPERIENCE

Don R. Kornstein is our Vice Chairman of the Board. He founded and has served as the managing member of the strategic, management and financial consulting firm Alpine Advisors LLC, an advisory firm engaged in the business of mergers and acquisitions and capital raising for companies and entrepreneurs. Mr. Kornstein served as Chairman of Caesars Entertainment U.K., Ltd. from November 2020 until its sale in July 2021. He was a director of Former Caesars until the Merger. During his tenure, Mr. Kornstein also served as Chairman of the Transaction Committee and the Strategy & Finance Committee. Mr. Kornstein served on the Board of Directors of Caesars Acquisition Company from January 2014 until its merger with the Caesars Entertainment Corporation. He previously served as a non-executive Director on the Board of Gala Coral Group, Ltd., a diversified gaming company based in the United Kingdom, from June 2010 until its merger with Ladbrokes PLC in November 2016. He served as Chairman of the Board of Directors of Affinity Gaming, Inc., a casino gaming company, from March 2010 until January 2014, and Chief Restructuring Officer and Chairman of the Board of Directors of Bally Total Fitness Corporation. Mr. Kornstein has also served as a member of the Boards of Directors of Circuit City Stores, Inc., Cash Systems, Inc., Shuffle Master, Inc. and Varsity Brands, Inc. Mr. Kornstein served as Chief Executive Officer, President and Director of Jackpot Enterprises, Inc., which was a NYSE listed gaming company until its sale, and was an investment banker and Senior Managing Director of Bear, Stearns & Co. Inc.

QUALIFICATIONS

Mr. Kornstein brings to the Board his experience in the gaming and entertainment industries, experience as a chairman, president and chief executive officer, strategy and finance expertise and experience serving on several boards of directors.

Age: 45

Director Since: July 2020

Committees: Compensation, Audit,
Corporate Social Responsibility

EXPERIENCE

Mr. Mather served as a director of Former Caesars from March 2019 until the Merger in July 2020, at which time he joined the Board. Mr. Mather served as Portfolio Manager of Icahn Capital LP, the entity through which Carl C. Icahn manages investment funds, from December 2016 to March 2020, and was previously Managing Director of Icahn Capital LP from April 2014 to November 2016. Prior to joining Icahn Capital LP, Mr. Mather was at Goldman Sachs & Co. from 1998 to 2012, most recently as Managing Director responsible for Private Distressed Trading and Investing, where he focused on identifying and analyzing investment opportunities for both Goldman Sachs and clients. Mr. Mather has served as a director of Newell Brands Inc., a manufacturer and marketer of a broad range of consumer products, since March 2018. Mr. Mather was previously a director of: Cheniere Energy Inc. from May 2018 to February 2021; Conduent Inc. from December 2016 to February 2021; Herc Holdings Inc. from June 2016 to August 2019; Ferrous Resources Limited from June 2015 to July 2019; Freeport-McMoRan Inc. from October 2015 to March 2019; Federal-Mogul Holdings Corporation from May 2015 to January 2017; Viskase Companies Inc. from June 2015 to March 2016; American Railcar Industries Inc. from July 2014 to March 2016; CVR Refining LP from May 2014 to March 2016; and CVR Energy Inc. from May 2014 to March 2016. Mr. Mather holds the Chartered Alternative Investment Analyst, Chartered Financial Analyst, and Certified Financial Risk Manager professional designations.

QUALIFICATIONS

Mr. Mather brings to the Board his significant business and financial expertise and experience providing strategic advice and guidance to companies on matters such as risk management through his service as a director on various public company boards of directors.

8	2022 PROXY STATEMENT

Age: 44

Director since: November 2021

Committees: Corporate Social
Responsibility, Nominating and
Corporate Governance

EXPERIENCE

Sandra D. Morgan became a member of the Board of Directors in November 2021, pending gaming regulatory approvals. Ms. Morgan is an attorney and is the past Chairwoman of the Nevada Gaming Control Board. She was the first African-American and Asian American to serve as chair in the state’s history. Ms. Morgan was previously appointed to the Nevada Gaming Commission by Nevada Governor Brian Sandoval in April 2018. While serving as a Commissioner, she also served as Director of External Affairs for AT&T Services, Inc. from September 2016 to January 2019 and was responsible for managing AT&T’s government and community affairs in Nevada. Ms. Morgan previously served as the City Attorney for the City of North Las Vegas from May 2008 to August 2016. Prior to her public service with the City of North Las Vegas, she served as Litigation Attorney for MGM Mirage (now known as MGM Resorts) from 2005 to May 2008. She previously served as an Athletic Commissioner on the Nevada State Athletic Commission and served on the Board of Directors for Jobs for Nevada’s Graduates. Ms. Morgan joined the law firm of Covington & Burling LLP as Of Counsel in November 2021 and currently serves as a board member of the following publicly traded companies: Allegiant Travel Company and Fidelity National Financial (member of Nominating & Corporate Governance Committee and Special Litigation Committee). From February 2021 until March 2022, Ms. Morgan served on the Board of Directors of Cerberus Cyber Sentinel Corp as a member of the Audit Committee.

QUALIFICATIONS

Ms. Morgan has been selected to serve as a director because of her experience in the legal field, her leadership roles in the gaming and regulatory industry, and her government and community experience.

Age: 70

Director Since: September 2014

Committees: Compensation

EXPERIENCE

Mr. Pegram has served on the Board since September 2014. Mr. Pegram has been a partner in the Carson Valley Inn in Minden, Nevada since June 2009 and a partner in the Bodines Casino in Carson City, Nevada since January 2007. Mr. Pegram is the managing member of Gpeg which owns and operates five casinos in the Reno and Carson City area. Mr. Pegram has more than forty-five years of experience owning and operating twenty-five successful McDonald’s franchises. Mr. Pegram currently serves as a director of, and is the former Chairman of, the Thoroughbred Owners of California and has been the owner of a number of racehorses, including 1998 Kentucky Derby and Preakness Stakes winner, Real Quiet, 2010 Preakness Stakes winner, Lookin at Lucky, 1998 Breeders’ Cup Juvenile Fillies winner and 1999 Kentucky Oaks winner, Silverbulletday, 2001 Dubai World Cup winner, Captain Steve, and the 2007 and 2008 Breeders’ Cup Sprint winner, Midnight Lute. Additionally, Mr. Pegram served as a director of Skagit State Bancorp from April 1997 to November 2018.

QUALIFICATIONS

Mr. Pegram has been selected to serve as a director because of his extensive experience in the horse racing industry and as an investor, business owner, and director of various casino operations.

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Age: 50

Director Since: September 2014

Committees: None

EXPERIENCE

Mr. Reeg has served on our Board since September 2014, served as Chief Financial Officer from March 2016 to May 2019 and became our Chief Executive Officer in January 2019. Mr. Reeg served as our President from September 2014 until December 31, 2018. Mr. Reeg served as a member of the board of managers of Eldorado Resorts LLC from December 2007 to September 2014, as Senior Vice President of Strategic Development for Eldorado Resorts LLC from January 2011 to September 2014 and a member of the executive committee of Silver Legacy (which is the governing body of Silver Legacy) from August 2011 through August 2014. Mr. Reeg serves on the board of directors of Recreational Enterprises, Inc., a shareholder of the Company. Mr. Reeg was a member of the board of managers of NGA HoldCo, LLC, which was a shareholder of ours, from 2007 through 2011 and served on the board of directors of Autocam Corporation from 2007 to 2010. From 2002 to 2005 Mr. Reeg was a Managing Director and portfolio manager at AIG Global Investment Group (“AIG”), where he was responsible for co-management of the high-yield mutual fund portfolios. Prior to his role at AIG, Mr. Reeg was a senior high-yield research analyst covering various sectors, including the casino, lodging and leisure sectors, at Bank One Capital Markets.

QUALIFICATIONS

Mr. Reeg has been selected to serve as a director because of his extensive financial experience and his familiarity with the business of the Company.

Age: 70

Director Since: September 2014

Committees: Audit (Chair),
Nominating and Corporate
Governance

EXPERIENCE

Mr. Tomick is our Lead Independent Director and has served on the Board since September 2014. Mr. Tomick co-founded Securus, Inc., a company involved in the GPS monitoring and Personal Emergency Response business, and served as its Chief Financial Officer from 2008-2010 and as its Chairman from 2010 to March 2015. From 1997 to 2004, Mr. Tomick was Executive Vice President and Chief Financial Officer of SpectraSite, Inc., a NYSE-listed wireless tower company. Mr. Tomick was, from 1994 to 1997, the Chief Financial Officer of Masada Security, a company involved in the security monitoring business and, from 1988 to 1994, the Vice President-Finance of Falcon Cable TV, where he was responsible for debt management, mergers and acquisitions, equity origination and investor relations. Prior to 1988, he managed a team of corporate finance professionals focusing on the communications industry for The First National Bank of Chicago. Mr. Tomick currently serves on the board of directors of Casalu, Inc., Gryppers, Inc., Autocam Medical and First Choice Packaging and has served on the board of the following organizations: Autocam Corporation, NuLink Digital and TransLoc, Inc.

QUALIFICATIONS

Mr. Tomick has been selected to serve as a director because of his financial and management expertise and his experience with respect to raising capital, mergers and acquisitions, corporate governance and investor relations.

10	2022 PROXY STATEMENT

SELECTION OF DIRECTORS

DIRECTOR NOMINATIONS

The Nominating and Corporate Governance Committee identifies and evaluates all director candidates in accordance with the director qualification standards described in the Nominating and Corporate Governance Committee Charter. In identifying candidates, the Nominating and Corporate Governance Committee has the authority to engage and terminate any third-party search firm that is used to identify director candidates and has the authority to approve the fees and retention terms of any search firm. The Nominating and Corporate Governance Committee evaluates any candidate’s qualifications to serve as a member of our Board based on the totality of the merits of the candidate and not based on minimum qualifications or attributes. In evaluating a candidate, the Nominating and Corporate Governance Committee takes into account the background and expertise of individual Board members as well as the background and expertise of our Board as a whole. In addition, the Nominating and Corporate Governance Committee evaluates a candidate’s independence and his or her background and relationships, and expertise in the context of our Board’s needs.

The Nominating and Corporate Governance Committee Charter requires that the Nominating and Corporate Governance Committee ascertain that each nominee has: (i) demonstrated business and industry experience that is relevant to us; (ii) the ability to meet the suitability requirements of all relevant regulatory agencies; (iii) freedom from potential conflicts of interest with us and independence from management with respect to independent director nominees; (iv) the ability to represent the interests of shareholders; (v) the ability to demonstrate a reasonable level of financial literacy; (vi) the availability to work with us and dedicate sufficient time and energy to his or her board duties; (vii) an established reputation for good character, honesty, integrity, prudent business skills, leadership abilities as well as moral and ethical bearing; and (viii) the ability to work constructively with our other directors and management. The Nominating and Corporate Governance Committee may also take into consideration whether a candidate’s background and skills meet any specific needs of the Board that the Nominating and Corporate Governance Committee has identified.

When considering whether the Board’s directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Board focused primarily on the information discussed in each Board member’s biographical information set forth above under “Director Nominees.”

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DIVERSITY AND INCLUSION

In recruiting and evaluating new director candidates, the Nominating and Corporate Governance Committee considers such factors as industry background, financial and business experience, public company experience, other relevant education and experience, general reputation, independence and diversity. The Nominating and Corporate Governance Committee considers gender and ethnic/racial diversity because having diverse backgrounds and points of view benefits our Board and the Company. Searches for director candidates include persons who bring diversity with respect to self-identified characteristics such as gender, race, ethnicity and sexual orientation in the initial list of qualified candidates. We believe that each director contributes to the Board’s overall diversity by way of characteristics, and also by way of each director’s unique opinions, perspectives and personal and professional experiences and backgrounds.

30% AGE DISTRIBUTION: ● ≤ 50 YEARS ● 50+ YEARS	TENURE ● 0-3 YEARS ● 4-8 YEARS ● 8+ YEARS

20% OF OUR BOARD IS RACIALLY DIVERSE 30% OF OUR BOARD IS FEMALE	80% OF OUR BOARD IS INDEPENDENT

Board Diversity Matrix as of April 18, 2022

In August 2021, the SEC approved a Nasdaq Stock Market proposal to adopt new listing rules relating to board diversity and disclosure. As approved by the SEC, the new Nasdaq listing rules require all Nasdaq listed companies to disclose consistent, transparent diversity statistics regarding their boards of directors. The rules also require most Nasdaq listed companies to have, or explain why they do not have, at least two diverse directors, including one who self-identifies as female and one who self-identifies as either an under-represented minority or LGBTQ+. In this regard, Ms. Buimi, Ms. Jones Blackhurst and Ms. Morgan are female and Ms. Morgan is African American and Asian American. Accordingly, the Company is in compliance with Nasdaq’s diversity requirement. The Board Diversity Matrix below presents the Board’s diversity statistics in the format prescribed by the Nasdaq rules.

Total Number of Directors (10)

	Female	Male

Directors	3	7

Demographic Information:

African American or Black

Alaskan Native or Native American

Asian

Hispanic or Latinx

White	2	7

Two or more races or Ethnicities*	1

LGBTQ+

Did not Disclose Demographic Background

* Ms. Morgan identifies as both African American and Asian.

12	2022 PROXY STATEMENT

SHAREHOLDER PROPOSALS FOR THE NEXT MEETING

Under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), proposals of shareholders intended for inclusion in the proxy statement for the Annual Meeting of Shareholders to be held in 2023 must be received at our executive offices not later than January 2, 2023. Proponents should submit their proposals by Certified Mail-Return Receipt Requested. Proposals received after that date will be deemed untimely.

To otherwise present a timely proposal or other business for consideration by our shareholders at the 2023 Annual Meeting of Shareholders, pursuant to our Bylaws (the “Bylaws”), a shareholder’s written notice must be delivered to or mailed and received at our principal executive offices no earlier than the close of business on February 16, 2023 nor later than the close of business on March 18, 2023, as required under the applicable provisions of our Bylaws. In addition, not less than sixty days prior to the date of the next meeting of shareholders called for the election of directors (“Election Meeting”), a shareholder who intends to make a nomination of a candidate for election as director of the Company at the Election Meeting shall, as required by our Bylaws, deliver to our Secretary a notice setting forth (a) the name, age, business address and the residence address of each nominee proposed in such notice, (b) the principal occupation or employment of such nominee, (c) the number of shares of our capital stock which are beneficially owned by each such nominee, and (d) such other information concerning each such nominee as would be required, under the rules of the SEC, in a proxy statement soliciting proxies for the election of such nominees. Such notice shall include a signed consent of each such nominee to serve as a director of the corporation, if elected. This notice requirement does not apply to shareholder proposals properly submitted for inclusion in our proxy statements in accordance with the rules of the Securities and Exchange Commission and shareholder nominations of director candidates which must comply with the Nominating and Corporate Governance Committee Charter described elsewhere in this Proxy Statement. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 15, 2023. Our Bylaws are posted on the Governance page of our website located at http://investor.caesars.com/corporate-governance.

DIRECTOR INDEPENDENCE

For a director to be considered independent, the director must meet the bright line independence standards under the listing standards of The NASDAQ Stock Market, Inc. (“NASDAQ”) and the Board must affirmatively determine that the director has no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board determines director independence based on an analysis of the independence requirements of the NASDAQ listing standards. In addition, the Board will consider all relevant facts and circumstances in making an independence determination.

Our Board has affirmatively determined that each current director, except Mr. Carano and Mr. Reeg, is independent under the NASDAQ listing standards. In determining the independence of directors, the Board considered all commercial, industrial, banking, consulting, legal, accounting, charitable, familial or other business and personal relationships any director may have with us. Based on the NASDAQ listing standards, Mr. Carano and Mr. Reeg are not considered independent because of their current positions as executive officers of the Company. In determining that Mr. Pegram is independent, the Board considered the personal and business relationships that Mr. Pegram has had with the Carano family for over 20 years. The Board affirmatively determined that such relationship would not interfere with Mr. Pegram’s ability to exercise independent judgment in carrying out his responsibilities as a director. In determining that Ms. Jones Blackhurst is independent, the Board considered Ms. Jones Blackhurst’s role as the Executive Vice President, Public Policy and Corporate Responsibility of Former Caesars from May 2017 through September 2019, and affirmatively determined that such relationship would not interfere with her ability to exercise independent judgment in carrying out her responsibilities as a director.

To effectively support its responsibilities, the Board currently has four (4) committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Corporate Social Responsibility Committee. Each committee is currently comprised solely of independent directors and during 2021 each of our standing committees was comprised solely of independent directors. The Company also has a Compliance Committee, which is discussed in more detail below.

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is, or during 2021 was, or has previously been, an officer or employee of us or our subsidiaries. During 2021, no member of the Compensation Committee had any direct or indirect material interest in a transaction or a business relationship with us that would require disclosure under the rules of the SEC relating to disclosure of related party transactions. In 2021, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on our Board or the Compensation Committee.

SKILLS AND QUALIFICATIONS

In the opinion of the Board, the following skills, experiences, and expertise are critical to the Board’s ability to provide effective oversight of the Company and are directly relevant to our business, strategy, and operations:

Skills, Experiences, and Expertise

	Operational/ Executive Leadership; Public Company Leadership	Business Development, Strategy or M&A; Real Estate/Real Estate Investment	Consumer/ Marketing; Hospitality; Gaming Industry Experience	Social, Governance or Diversity; Environmental/ Sustainability/ Climate Change	Human Capital/ Talent Development; Communications	Risk Management; IT, Cybersecurity, Data or Technology	Finance/ Accounting	Government, Public Policy or Regulatory Affairs; Legal/Ethics Experience

Bonnie Biumi	🌑	🌑	🌑	🌑	🌑	🌑	🌑

Jan Jones Blackhurst	🌑	🌑	🌑	🌑	🌑	🌑		🌑

Gary Carano	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑

Frank Fahrenkopf	🌑	🌑	🌑	🌑	🌑	🌑		🌑

Don Kornstein	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑

Courtney Mather	🌑	🌑		🌑	🌑	🌑	🌑	🌑

Sandra Morgan	🌑		🌑	🌑	🌑	🌑		🌑

Michael Pegram	🌑	🌑	🌑	🌑	🌑		🌑

Thomas Reeg	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑

David Tomick	🌑	🌑		🌑	🌑	🌑	🌑	🌑

Board Composition (%)	100%	90%	80%	100%	100%	90%	70%	80%

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers, and the persons who beneficially own more than ten percent of the shares of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to us. Based solely on the reports received by us and on the representations of the reporting persons, we believe that these persons have complied with all applicable filing requirements during the years ended December 31, 2021, except that, due to an administrative error, a Form 4 for each of Messrs. Gary L. Carano, Anthony L. Carano, Tom R. Reeg, Bret Yunker, Josh Jones, and Edmund L. Quatmann Jr., and Stephanie Lepori, each reporting one transaction of vesting of restricted stock units, was filed one day late.

14	2022 PROXY STATEMENT

BOARD STRUCTURE AND RESPONSIBILITIES

BOARD LEADERSHIP AND RISK OVERSIGHT

Mr. Gary L. Carano is Executive Chairman of the Board of Directors, Mr. Reeg is our Chief Executive Officer and Mr. Anthony L. Carano is our President and Chief Operating Officer. In these roles, Messrs. Reeg and Anthony L. Carano have general charge and management of our affairs, property and business, while Mr. Gary L. Carano provides independent oversight of senior management and Board matters and serves as a valuable bridge between our Board of Directors and our management. In addition, the Executive Chairman provides guidance to the Chief Executive Officer, sets the agenda of the Board of Directors in consultation with the Chief Executive Officer and Lead Independent Director and presides over meetings of shareholders and the Board.

Mr. Tomick is our Lead Independent Director. He has, in addition to the powers and authorities of any member of the Board of Directors, the power and authority to chair executive sessions and to work closely with the Executive Chairman in determining the appropriate schedule for the Board of Directors meetings. In his role as Lead Independent Director, Mr. Tomick serves as a liaison between the independent directors and Executive Chairman and Chief Executive Officer and leads the Board’s evaluation of the Executive Chairman and Chief Executive Officer. Mr. Tomick also is responsible for being available for consultation and direct communication with major shareholders and responding directly to shareholder questions, as appropriate. The Lead Independent Director position is at all times held by a director who is “independent” as defined in Nasdaq Rule 5605(a)(2).

Board Leadership Structure

The Board appointed Mr. Kornstein as Vice Chair effective as of the Merger. In his role as Vice Chair, Mr. Kornstein is tasked with providing an additional layer of independent leadership relating to Board matters, including reviewing and approving meeting agendas and approving the quality, quantity and timeliness of information sent to the Board. As part of his Vice Chairman duties, and given his extensive industry experience, Mr. Kornstein provides management and the Board with valuable insights and guidance with respect to: strategic initiatives, transaction structuring, governance practices, industry-specific regulatory considerations, tax matters, stakeholder relationships and crisis management oversight, to the extent applicable. This includes being available to provide mission-driven leadership for various financial transactions and operating projects and to provide an enhanced level of input and evaluation with respect to strategic initiatives and other operational matters, as well as providing an independent perspective that is rooted in both industry and tactical business experience. Mr. Kornstein’s deep industry relationships and capital markets knowledge complement his public company board and chief executive experiences and qualify him to serve the Company in several capacities beyond those expected of other independent directors.

The Board believes that this leadership structure is appropriate at this time. Although the roles of Chief Executive Officer and Chairman of the Board are currently separate, the Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board believes it is in our best interests and the best interests of our shareholders to make that determination based on the position and direction of our Company and the composition of the Board. Maintaining a position of Lead Independent Director and an independent Vice Chair provides an extra layer of independent oversight, and we believe this structure facilitates independent oversight of management while fostering effective communication between our management and the Board.

Risk Management

Our Board as a whole oversees risks related to our company and business strategies and operations, exercising this responsibility by considering the risks related to its decision making. Our Board has delegated elements of its risk oversight responsibility to its Committees to better coordinate with management. The committees report their findings to the full Board. In addition, at its meetings, the Board discusses the risks that we face, including those management has highlighted as the most relevant risks. Furthermore, the Board’s oversight of enterprise risk involves an assessment of the risks inherent in our long-term strategies, as well as other matters brought to the attention of the Board. We believe that the structure and experience of our Board allows our directors to provide effective oversight of risk management.

The Board recognizes that the Board and management are responsible for identifying and attempting to mitigate risks that could cause significant damage to our business or shareholder value. The risks facing us include risks associated with our financial position, liquidity, cyber security and data privacy, operating performance, ability to meet our debt and master lease obligations an regulations applicable to our operations and compliance therewith.

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Below is a list of the risk management responsibilities of each of our Board committees:

Audit Committee

•  Risk associated with financial reporting processes and statements, and internal controls

•  Risks associated with significant financial and accounting policies

•  Oversee effectiveness of management’s processes that monitor and manage other key business risks

•  Review and discuss the Board’s findings on cybersecurity risks and threats facing the Company

Compensation Committee

•  Risks associated with compensation structure, benefit plans and programs

•  Monitoring the Company’s compliance with SEC rules and regulations regarding shareholder approval of certain executive compensation matters

•  The relationship between risk management policies and compensation programs and practices

•  In consultation with the Corporate Social Responsibility Committee, risks associated with human capital management oversight

Nominating and Corporate Governance Committee

• Risks associated with corporate governance practices • In consultation with the Board, succession planning for the CEO and key executive officers

Corporate Social Responsibility Committee

• Managing risks associated with:

• Climate change

• Responsible gaming

• Staff and customer well-being

• Maintaining sustainable operations

• Diversity and inclusion

• Human capital management oversight

Compliance Committee

As a publicly traded corporation registered with and licensed by multiple regulatory bodies and as required by the Mississippi Gaming Commission, Nevada Gaming Commission, and New Jersey Casino Control Commission, we maintain a Compliance Committee which implements and administers our Compliance Plan. The Compliance Committee’s duties include investigating key employees, vendors of goods and services, sources of financing, consultants, lobbyists and others who wish to do substantial business with us or our subsidiaries and making recommendations to our management concerning suitability. Our Compliance Committee currently includes independent directors Ms. Morgan and Messrs. Fahrenkopf and Pegram, and non-director members Mr. A.J. “Bud” Hicks (who serves as the chairperson and an independent member of the Committee), Mr. Anthony L. Carano, Ms. Lepori and Mr. Jeffrey Hendricks (who serves as the Compliance Officer). Mr. Quatmann, also serves as an ex-officio member of the Compliance Committee. The Compliance Committee held four meetings in 2021.

The Compliance Committee is responsible for overseeing risks associated with our gaming activities and regulatory compliance.

16	2022 PROXY STATEMENT

CYBERSECURITY OVERSIGHT

The Board is responsible for reviewing our cybersecurity risk profile and is regularly updated by our Senior Vice President of Information Technology (who also serves in the role of Chief Information Security Officer) on cyber security risks and threats. The Company has not experienced a material information security breach in the past three years. To manage our cybersecurity risk profile and increase our security posture against emerging threats, we do the following:

•

We currently follow the National Institute of Standards and Technology’s Cybersecurity Framework for Compliance Controls (“NIST CSF”) and are in the process of migrating from a strictly compliance-based framework to a Risk-Aware maturity framework.

•

We are migrating key portions of our network toward a so-called “Zero Trust” model as defined in NIST Special Publication 207 and (U)ZT_RA_v1.1(U) “Department of Defense (DOD) Zero Trust Reference Architecture”.

•

We maintain a robust cybersecurity incident response plan that provides a documented framework for handling high and low severity security incidents and facilitates coordination across multiple parts of the business.

•	We routinely perform attack and response simulations at the technical level and annually execute tabletop response exercises at the management level.

•	We utilize external third-party expertise to audit and test our entire cybersecurity program as required by State-specific regulations and best practices.

•	We maintain a formal information security training program for all employees as well as supplemental training on specific matters such as phishing and email generally.

EXECUTIVE SESSION AND ATTENDANCE

Our Corporate Governance Guidelines provide that the independent directors must meet at least twice annually in executive session and that independent directors will have the opportunity to convene in executive session at every meeting of the Board, in their discretion. Our independent directors met in executive sessions, without management present, at the majority of all regularly scheduled Board meeting during 2021.

During 2021, our Board held six meetings and also acted by unanimous written consent 10 times. Each incumbent director attended 100% of the Board meetings and meetings of the committees of the Board on which such director served during 2021 and that were held during the period for which he or she served as a director or as member of such committee. In addition to Board and committee meetings, directors are encouraged to attend the Annual Meeting of Shareholders. Gary L. Carano attended our 2021 Annual Meeting of Shareholders.

BOARD OVERSIGHT

General. Our Board provides the ultimate oversight of the Company and oversees and advises members of management who are responsible for the day-to-day operations and management of the Company. The Board has developed a number of specific expectations of its directors, set forth in the Company’s Corporate Governance Guidelines, to promote the discharge of the Board’s responsibilities and the efficient conduct of the Board’s business.

Management Succession Planning. In consultation with the Board, the Nominating and Corporate Governance Committee periodically reviews and makes recommendations to the Board regarding formal and informal policies and procedures as it deems appropriate regarding succession plans in the event of the retirement, death, incapacity, emergency or other eventuality with respect to the CEO, as well as succession plans for other senior management positions. The Company has a formal CEO and key executive officer succession plan. The plan is evaluated by the Nominating and Corporate Governance Committee from time to time (at least annually) and the Nominating and Corporate Governance Committee provides reports to the Board.

Code of Ethics. We have adopted a Code of Ethics and Business Conduct, which includes our Conflicts of Interest Policy, applicable to all directors and employees, including the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer. The code of ethics and business conduct is posted on our website, investor.caesars.com/corporate-governance under “Governance—Documents” and a printed copy will be delivered on request by writing to the Corporate Secretary at Caesars Entertainment, Inc. c/o Corporate Secretary, 100 West Liberty Street, 12th Floor, Reno, Nevada, 89501. We intend to satisfy the disclosure requirement regarding certain amendments to, or waivers from, provisions of our code of ethics and business conduct by posting such information on our website.

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CORPORATE SOCIAL RESPONSIBILITY

Our Board and executive officers view Corporate Social Responsibility (“CSR”) as an integral element in the way we do business, in the belief that being a good corporate citizen helps protect the Company against risk, contributes to improved performance and helps foster positive relationships with all those with whom we connect. The Board and our executive management are committed to being an industry leader in CSR (which includes diversity, equity and inclusion, social impact, and environmental sustainability). In 2021, the Board and our leadership continued to engage with our CEO-level external CSR Advisory Board comprised of experts representing Environmental Social Governance (“ESG”), diversity, equity and inclusion (“DEI”), sustainability and social impact, and used their guidance to confirm our CSR priorities. These priorities are reflected in our twelfth annual CSR report, published in 2021 in accordance with Global Reporting Initiative Standards.

CSR Committee of the Board

Led by our Corporate Social Responsibility Committee, our Board oversees the Company’s corporate social responsibility initiatives.

Code of Commitment

The Company is committed to being a responsible corporate citizen and environmental steward through our CSR strategy, PEOPLE PLANET PLAY. This is reflected in our Code of Commitment which is our public pledge to our guests, Team Members, communities, business partners and all those we reach that we will honor the trust they have placed in us through ethical conduct and integrity. We commit to:

•	PEOPLE: We commit to supporting the wellbeing of our Team Members, guests and local communities.

•	PLANET: We commit to taking care of the world we all call home.

•	PLAY: We commit to creating memorable experiences for our guests and leading responsible gaming practices in the industry.

PEOPLE PLANET PLAY STRATEGY

Our PEOPLE PLANET PLAY strategy defines how we meet the obligations of our Code of Commitment and is aligned with global priorities articulated by the United Nations as the Sustainable Development Goals. PEOPLE PLANET PLAY establishes multi-year targets in key areas of impact, including science-based greenhouse gas emissions-reduction, formally approved by the Science Based Targets Initiative (“SBTi”), aligning with global best practices on climate change action. We plan to complete a stakeholder analysis and comprehensive prioritization assessment in 2022, reflecting the latest sustainability and social trends, transparency demands and our business strategy that will also align with the investor community’s Environment, Social and Governance requirements. Following our stakeholder analysis and prioritization assessment, we plan to revise our strategic goals under the PEOPLE PLANET PLAY framework, with the expectation that we will commit to additional multi-year targets beyond those we continue to advance.

18	2022 PROXY STATEMENT

Responsible Gaming and Compliance

For more than thirty years, Caesars has maintained its Responsible Gaming (“RG”) program. We train tens of thousands of Team Members each year and a cadre of RG Ambassadors throughout our properties to identify guests in need of assistance and provide support. In recent years, we have contributed to the International Center for Responsible Gaming, the National Council on Problem Gaming and other state programs to help advance responsible practices in the gaming industry. Caesars Digital also maintains responsible gaming programs tailored to each state in which it operates and offers users in-application RG tools such as time on device restrictions and wagering limits.

We maintain a comprehensive risk-based Bank Secrecy Act (“BSA”) and Anti-Money Laundering (“AML”) program. It includes strong governance and effective internal controls and procedures to comply with applicable BSA requirements, regulatory guidance, and any related laws, and to take measures to prevent its affiliated casinos from being used for money laundering or other criminal activity. Execution of the program is governed with reference to FINCEN’s guidance on the Culture of Compliance. Our internal AML Policy, Know Your Customer Policy and BSA Identification Policy outline our AML Program and set the minimum standards for the related procedures and internal controls of our casino affiliates. Employees are required to complete annual trainings related company policies, including AML.

We also maintain a Code of Ethics and Business Conduct (the “Code”) that includes standards designed to deter wrongdoing and to promote, amongst other standards, honest and ethical conduct and full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the Securities and Exchange Commission. Our Chief Legal Officer serves as the compliance officer of the Code and we provide periodic training regarding the contents and importance of the Code. We also maintain an Amended and Restated Gaming Compliance Plan (the “Plan”), which is approved by various gaming regulators. The Plan is designed to oversee procedures to enhance the likelihood that no activities of the Company or any Affiliate will impugn our reputation and integrity. The Plan also establishes a Compliance Committee that assists the Company in implementing its strict policy that its business be conducted with honesty and integrity, and in accordance with high moral, legal and ethical standards. Our Assistant General Counsel & SVP—Regulatory & Compliance serves as the Compliance Officer as defined by the Plan.

Environmental Stewardship

We take a proactive approach to environmental sustainability through our CodeGreen strategy established by Former Caesars in 2007, consistently improving our performance across energy and GHG emissions efficiencies, reduction of water consumption and increasing waste diversion from landfills. the Company recognizes the impact climate change can play both on our business and the guests we serve. Identifying, assessing, and managing the risks and opportunities therefore plays a vital role in our long-term strategic thinking on climate and water, and how we approach our CSR goals. Former Caesars adopted Science Based Targets (“SBTs”) as part of its strategy to reduce environmental impact. These targets, approved to be in line with well below 2 degrees Celsius per SBTi are (i) reducing absolute Scope 1 and 2 GHG emissions by 35% by 2025, and 100% by 2050 from a 2011 base-year and (ii) having 60% of suppliers by spend institute science-based GHG reduction targets for their operations by 2023. In 2022, we expect to establish a new baseline to reaffirm GHG emission reduction goals as a combined company. For 2020, following the Merger, we modeled our GHG emissions data to

19

create an estimate for 2018 and prior years back to 2011. This enabled us to compare our progress against our SBTs using actual data from 2019 and 2020 against a modeled 2011 base year. Between 2011 and 2020, Caesars estimated a reduction in absolute Scopes 1 and 2 GHG emissions of 36.1%. We recognize that 2020 was an atypical year with property closures and business interruptions resulting from COVID-19 that had a material impact on our results. Caesars is pursuing renewable energy sources and low-carbon options, including on site solar developments. Our long-term goals include a continued focus on energy efficiency and conservation as well as evaluating renewable energy supply opportunities for each of our properties in pursuit of our forthcoming SBTs.

We voluntarily participate in the CDP (formerly the Carbon Disclosure Project), an international nonprofit that runs a global disclosure system for investors, companies, and regions to manage their environmental impacts. In 2021, Caesars scored an A for water security and a B for climate change for our 2020 performance and earned a spot on the Supplier Engagement Leaderboard from CDP. Just 2% of companies assessed by CDP make the A List and only 8% make the Supplier Engagement Leaderboard. We are engaged in extensive waste reduction efforts across our facilities, including recycling, food donation, and manure composting. In 2020, we diverted 45% of our total waste from landfills.

Additionally, to encourage cleaner forms of transportation, we maintain Electric Vehicle (EV) charging stations at our properties for use by guests at no cost. We have more than 150 EV charging ports available for guests at multiple locations across the U.S. We also host one of the largest and most advanced Tesla Supercharger station and energy center in Nevada at the LINQ Promenade in Las Vegas, with photovoltaic canopies, battery storage, 15 level II charging stations and 24 Tesla version 3 Superchargers.

Across our properties, multiple initiatives are in place at any given time to reduce waste of all kinds, whether by adopting more efficient practices to eliminate waste at the source, waste segregation for reuse and recycling opportunities, or donating surplus products to local nonprofits. For example, we maintain close connections with local food banks and shelters around our properties, to whom we regularly donate surplus food and thousands of meals from our dining facilities. Similarly, we annually donate truckloads of hotel furniture and fittings to nonprofits around our properties after renovations and upgrades.

Community Investment

The Company contributes extensively to our local communities to help them develop and prosper, through funding community projects, employee volunteering and cash donations from the Caesars Foundation, a private foundation funded from our operating income. In 2021, the Caesars Foundation contributed $1.8 million to communities across the United States. The Foundation also continued to support significant national relationships that support diversity, equity and inclusion. In addition, we donated $3.1 million generated from parking fees at Las Vegas properties to nine local nonprofit organizations. During 2021, our Team Members volunteered over 70,000 hours through the HERO program.

Many of our community partners are long-term collaborations. For example, we have many years of partnership with Meals on Wheels America to combat the issues of senior hunger and isolation. We also partner with Clean the World to reduce waste from soap bars and plastics from our hotel operations, and Boys and Girls Club of America to support the mission of enabling young people to reach their full potential as productive, caring, responsible citizens.

We host national Economic Equity Tours through live webinars and on-line resources for thousands of women of color owned small businesses, and diverse non-profits. Expert-led webinars provided resources in the areas of financial empowerment, nonprofit organization development, and entrepreneurship. In April 2022, we hosted a DEI Summit, in alignment with our nonprofit and corporate partners, to support the advancement of inclusion and advocacy and promotion and support of DEI.

Diversity, Equity and Inclusion

We embrace diversity and aim to create an inclusive working environment that celebrates all our Team Members as individuals. Our diversity, equity and inclusion (“DEI”) framework identifies five pillars of activity: Team Members, suppliers/contractors, communities, guests and advocacy for a holistic approach to embedding DEI in everything we do. We publish our DEI data in our annual Corporate Social Responsibility (“CSR”) report (described below). Currently, 45% of leadership roles in the Company are held by women and 43% are held by people of color, excluding the recent acquisition of William Hill. In addition, we set our new goals around gender and racial diversity with a target of 50% of leadership roles to be held by women and 50% of leadership roles to

20	2022 PROXY STATEMENT

be held by people of color by 2025. We also commit to increase the representation of people of color in senior leadership by 50%. Furthermore, in 2021 we became the first gaming company named as a “Best Place to Work for Disability Inclusion” in the 2021 Disability Equality Index.

Team Member Engagement, Compensation, Benefits, Development, Safety and Wellbeing

We strive to inspire our team members through our mission, vision and values, and our Code of Commitment (as described above). To evaluate our team member experience and our retention efforts, we monitor a number of employee measures, such as turnover rates and team member satisfaction. In 2021, we implemented new team member experience surveys to help us further understand the drivers of engagement and areas where we can improve. These surveys will be completed on a regular basis alongside additional surveys targeted at specific events within a team member cycle, including new hires, anniversary milestones and exit inquiries.

Our compensation and benefits programs are designed to attract, retain and motivate all of our team members. In addition to competitive salaries and wages, we provide a variety of short-term, long-term and incentive-based compensation programs to reward performance relative to key metrics relevant to our business. We offer comprehensive benefit options including, but not limited to, retirement savings plans, health insurance coverage (including medical, mental health, dental, vision and pharmacy), parental leave, educational assistance, training opportunities and company-paid life insurance.

We place utmost importance on creating a safe workplace for our Team Members, embedding procedures so that all our Team Members have the awareness, knowledge and tools to make safe working a habit.

We also have maintained a wellness program to help our team members improve their health and wellbeing. This program has demonstrated improved health metrics for participating employees and their covered family members helping reduce the cost of healthcare for team members and for the Company. Effective in 2022, we consolidated our group health plans and made significant enhancements to our offerings and wellness program including a wide range of affordable options, mental health initiatives and expanded onsite and virtual clinics across the US.

CORPORATE GOVERNANCE GUIDELINES

The matters discussed above reflect the Board’s commitment to a system of governance that enhances corporate responsibility and accountability. The Corporate Governance Guidelines contain provisions addressing the following matters, among others:

•	Board size;

•	Director qualifications and membership criteria;

•	Director independence;

•	Director responsibilities;

•	Board meetings and attendance and participation at those meetings;

•	Board committees;

•	Executive sessions;

•	Director orientation, training and continuing education;

•	Director compensation;

•	Performance evaluation of the Board and its committees; and

•	Public interactions.

Learn more about our governance practices, procedures and philosophies by visiting the Governance page of our website located at http://investor.caesars.com, where you will find our Corporate Governance Guidelines, committee charters and other important governance documents. We intend to disclose any future amendments to the Corporate Governance Guidelines on our website.

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COMMITTEES OF THE BOARD

Shortly following the Merger, the Board’s standing committees were re-constituted because of the change in Board membership effectuated by the Merger, and the Board elected a new independent chair of the Compensation Committee. In addition, the Board formed a new Corporate Social Responsibility Committee as a standing committee of the Board and elected an independent chair to that committee. The Board has determined that each committee member is independent as defined in the NASDAQ listing standards. The Board has adopted a written charter for each of these committees. The charter for each of these committees is available on the Governance page of our website located at http://investor.caesars.com/corporate-governance.

The chart below reflects the composition of the standing committees of our Board as of the date of this Proxy Statement:

NAME	AUDIT	COMPENSATION	CORPORATE SOCIAL RESPONSIBILITY	NOMINATING & CORPORATE GOVERNANCE

Bonnie S. Biumi

Jan Jones Blackhurst			Chair

Frank J. Fahrenkopf				Chair

Don R. Kornstein		Chair

Courtney R. Mather

Sandra D. Morgan

Michael E. Pegram

David P. Tomick	Chair

22	2022 PROXY STATEMENT

Audit Committee

4 MEETINGS IN 2021
MEMBERS Biumi Mather Tomick (Chair)

INDEPENDENCE

Ms. Biumi and Messrs. Mather and Tomick are independent as independence is defined under the NASDAQ listing standards.

AUDIT COMMITTEE FINANCIAL EXPERT

Our Board has determined that Ms. Biumi and Messrs. Tomick and Mather each qualify as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K.

The purpose of the Audit Committee is to oversee our corporate accounting and financial reporting processes and the audits of our financial statements; provide an avenue of communication among our independent auditors, management, our internal auditors and our Board; and prepare the Audit Committee Report required by the SEC to be included in our annual proxy statement or annual report on Form 10-K. The principal duties and responsibilities of our Audit Committee are to oversee and monitor the following:

• Preparation of the annual Audit Committee Report to be included in our annual proxy statement;

• Our financial reporting process and internal control system;

• The integrity of our financial statements;

• The independence, qualifications and performance of our independent auditor;

• The performance of our internal audit function;

• Our compliance with legal, ethical and regulatory matters; and

• Risks that may have a material impact on the financial statements or the Company’s policies and procedures and internal controls.

The Audit Committee investigates any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

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Compensation Committee

4 MEETINGS IN 2021
MEMBERS	INDEPENDENCE
Kornstein (Chair) Mather Pegram	Messrs. Kornstein, Mather and Pegram are independent as independence is defined under the NASDAQ listing standards.

Our Compensation Committee is responsible for designing, approving and evaluating the administration of our compensation plans, policies and programs.

The Compensation Committee makes recommendations (and, where appropriate, makes determinations) with respect to salaries, bonuses, restricted stock, and deferred compensation for our NEOs as well as the policies underlying the methods by which we compensate our executives. The Compensation Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated Compensation Committee members to perform certain of its duties on its behalf, including, to the extent permitted by applicable law, the delegation to a subcommittee of one director the authority to grant stock options and equity awards. The Compensation Committee reviews the recommendations of our Chief Executive Officer with respect to individual elements of the total compensation of our executive officers (other than the CEO) and key management. The Compensation Committee delegated authority to Mr. Reeg to grant equity awards to employees who are not executive officers/section 16 officers in an aggregate amount not to exceed $5,000,000 (based on fair market value as of the grant date) for the 2021 calendar year, with an additional $3,000,000 (based on fair market value as of the grant date) for the period beginning September 1, 2021 and ending December 31, 2021. The Compensation Committee delegated authority to Mr. Reeg to grant equity awards to employees who are not executive officers/section 16 officers in an aggregate amount not to exceed $10,000,000 (based on fair market value as of the grant date) for the 2022 calendar year and each year thereafter unless otherwise determined by the Compensation Committee for a given year.

It is the responsibility of the Compensation Committee to review our compensation policies and practices in the context of their potential encouragement of excessive risk-taking behavior. We believe that any risks arising from our current compensation policies and practices are not reasonably likely to have a material adverse effect on us. As described in the section entitled “Compensation Discussion and Analysis”, we continue to review and develop our compensation policies with the objective of ensuring that management incentives promote disciplined, sustainable achievement of our long-term goals.

Each year the Compensation Committee reviews whether the work of the Company’s compensation consultant raises any conflicts of interest, including by evaluating the six independence factors under the NASDAQ listing rules.

24	2022 PROXY STATEMENT

Nominating and Corporate Governance Committee

3 MEETINGS IN 2021
MEMBERS	INDEPENDENCE
Fahrenkopf (Chair) Kornstein Morgan Tomick	Ms. Morgan and Messrs. Fahrenkopf, Kornstein and Tomick are independent as independence is defined under the NASDAQ listing standards.

The primary purposes and responsibilities of the Nominating and Corporate Governance Committee are to (1) identify and vet individuals qualified to become directors, consistent with the criteria approved by our Board of Directors set forth in the Nominating and Corporate Governance Committee Charter, (2) nominate qualified individuals for election to the Board of Directors at the next annual meeting of shareholders, and (3) in consultation with the Executive Chairman of the Board, review the operational relationship of the various committees of the Board as set forth in the Nominating and Corporate Governance Committee Charter. Ms. Blackhurst resigned from the committee in November 2021.

Corporate Social Responsibility Committee

4 MEETINGS IN 2021
MEMBERS Blackhurst (Chair) Kornstein Mather Morgan	INDEPENDENCE Ms. Blackhurst, Ms. Morgan and Messrs. Kornstein and Mather are independent as independence is defined under the NASDAQ listing standards.

The purpose of the Corporate Social Responsibility Committee is to assist the Board in fulfilling its responsibilities related to oversight of the Company’s sustainability risks and opportunities and environmental, social and governance issues, also encompassing diversity, equity and inclusion (“DEI”). The Committee’s scope includes public policy, regulatory environments, corporate responsibility programs (including responsible gaming), and issues that may, in the view of the committee, affect the business, shareholder value, or other stakeholders from a sustainability and a DEI perspective. The committee is tasked with providing guidance to the Board and/or other Board committees, set direction, and oversee corporate responsibility programs.

The principal duties and responsibilities of the Corporate Social Responsibility Committee are as follows:

• Define and oversee the company’s business purpose, value or mission statements, strategies, policies, and goals related to environmental sustainability, responsible gaming, and DEI topics;

• Create programs to develop the collective knowledge, skills, and experience of Board Members on sustainability and ESG trends, regulation, risks, opportunities and peer performance;

• Review the company’s annual Corporate Social Responsibility Report and other related disclosures, such as CDP Climate and Water reporting, policies and position statements, as needed, and recommend changes to the Board of Directors; and

• Oversee the Company’s efforts to proactively promote DEI, and intentionally combat unconscious bias and promote conscious inclusion within all levels of the company.

25

BOARD ACCOUNTABILITY AND PROCESSES

COMMUNICATIONS WITH THE BOARD

Shareholders may communicate with the Board by sending written correspondence to the Chairman of the Nominating and Corporate Governance Committee at the principal executive office located at: Caesars Entertainment, Inc. 100 West Liberty St., 12th Floor, Reno, NV 89501, Attention: Corporate Secretary. The Chairman of the Nominating and Corporate Governance Committee and his or her duly authorized representatives is responsible for collecting and organizing shareholder communications. Absent a conflict of interest, the Corporate Secretary is responsible for evaluating the materiality of each shareholder communication and determining whether further distribution is appropriate, and, if so, whether to (i) the full Board, (ii) one or more Board members and/or (iii) other individuals or entities.

DIRECTOR ORIENTATION AND EDUCATION

The Board has delegated to the Nominating and Corporate Governance Committee the task of monitoring, in consultation with the Executive Chairman of the Board and with the support of management, the orientation program for new directors and continuing training/education programs for all directors. Directors are expected to undertake continuing training/education to perform their duties. For 2021 this also included conscious inclusion training, which was offered to our Board members in connection with the Company’s continuing efforts to maximize DEI initiatives. Management of the Company will coordinate with the Board in preparing educational and training sessions for directors on matters relevant to the Company’s operations and plans.

DIRECTOR REFRESHMENT AND PERFORMANCE EVALUATION

The Company does not have a retirement policy or a tenure limit for members of the Board at this time. The Board believes that regularly adding new members to the Board while maintaining knowledge of longer tenured members is an appropriate mechanism to maintain an engaged, knowledgeable and vibrant Board. Five of our eight independent directors have joined the Board within the past five years.

The Nominating and Corporate Governance Committee, in consultation with the Chairman of the Board, conducts annual evaluations/assessments of each of the Board’s members and respective committees. The assessments include an evaluation of each director’s individual skills and contributions to the Board. Please refer to the section titled “Director Selection Process” for additional details on the individual skills of each director nominee. The Nominating and Corporate Governance Committee expects to engage a third party to conduct such evaluations on a regular every three-year basis.

26	2022 PROXY STATEMENT

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are providing our shareholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers, as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” gives shareholders the opportunity, on an advisory basis, to approve, reject or abstain from voting with respect to such proposal. At the Company’s 2021 annual meeting, our shareholders approved, on an advisory basis, to conduct say-on-pay votes on an annual basis (a “say on frequency” vote). Therefore, unless and until our Board decides otherwise, we will continue to hold say-on-pay votes on an annual basis (with the next such vote occurring at the 2022 annual meeting). Unless the Board determines otherwise, the next say-on-frequency vote will occur at the 2026 annual meeting.

Our executive compensation program is designed to enhance shareholder value by focusing on the specific performance metrics that drive enterprise value; attract, motivate and retain highly-qualified executives committed to the Company’s long-term success; and provide competitive salaries relative to their peers. To that end, we provide a program of cash and equity-based awards to promote executive continuity, to align the interests of the Company’s executives with those of our shareholders and to reward executives for superior performance, as measured by both financial and nonfinancial metrics.

We urge shareholders to read the “Compensation Discussion and Analysis” section of this Proxy Statement beginning on page 28, which describes the Company’s executive compensation programs and the decisions made by the Compensation Committee and the Board with respect to the year ending December 31, 2021.

The Board is asking shareholders to approve the following advisory resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion contained therein, is hereby approved.”

Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any named executive officer and will not be binding on or overrule any decisions of the Company, the Board or the Compensation Committee; it will not create or imply any change to the fiduciary duties of, or create or imply any additional duties for, the Company, the Board or the Compensation Committee; and it will not restrict or limit the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation. Although non-binding, the Board and the Compensation Committee will review and consider the voting results in their entirety when making future decisions regarding our executive compensation program.

27

EXECUTIVE OFFICERS

Executive officers serve at the discretion of our Board and hold office until their successors are duly elected and qualified or until their earlier resignation or removal. Our executive officers as of the date of this proxy statement are:

NAME	POSITION

Gary L. Carano	Executive Chairman of the Board

Thomas R. Reeg	Chief Executive Officer and member of the Board

Bret Yunker	Chief Financial Officer

Anthony L. Carano	President and Chief Operating Officer

Edmund L. Quatmann, Jr.	Chief Legal Officer

Stephanie Lepori	Chief Administrative and Accounting Officer

Josh Jones	Chief Marketing Officer

For the background and biographical information of Mr. Gary L. Carano and Mr. Thomas R. Reeg, each of who serve as a member of the Board, see “Corporate Governance and Board Matters - Director Nominees”, beginning on page 10.

Bret Yunker, 45, became our Chief Financial Officer in May 2019. Prior to joining the Company, Mr. Yunker served as a managing director of JP Morgan Chase & Co. in its Real Estate Investment Banking Group since 2013, providing advisory and capital markets execution (both debt and equity) services to clients across several sectors in the gaming industry, including casino operators, gaming equipment and system suppliers, REITs, lottery service providers and online gaming companies. Prior to joining JP Morgan Chase & Co., Mr. Yunker was employed for fourteen years in various positions at Bank of America Merrill Lynch covering gaming and leisure companies. Mr. Yunker holds a B.S. in business administration from the University of Southern California.

Anthony L. Carano, 40, became our President and Chief Operating Officer in January 2019. Prior to that, he served as Executive Vice President and Chief Operating Officer since May 2017, and Executive Vice President of Operations from August 2016 to May 2017, and Executive Vice President, General Counsel and Secretary from September 2014 to August 2016. Prior to joining us, Mr. Anthony L. Carano was an attorney at the Nevada law firm of McDonald Carano Wilson, LLP, where his practice was devoted primarily to transactional, gaming and regulatory law. Mr. Anthony L. Carano holds a B.A. from the University of Nevada, his J.D. from the University of San Francisco, School of Law and his M.B.A. in Finance from the University of San Francisco, School of Business. Anthony L. Carano is Gary L. Carano’s son.

Edmund L. Quatmann, Jr., 51, became our Executive Vice President, Chief Legal Officer and Secretary in May 2017. Prior to joining us, Mr. Quatmann served as the Chief Legal Officer and Secretary for Isle of Capri Casinos, Inc. from July 2008 until our merger with Isle of Capri in May 2017. Mr. Quatmann holds a B.S. from Purdue University and a J.D. from St. Louis University School of Law.

Stephanie Lepori, 51, became our Chief Administrative and Accounting Officer in January 2019. Prior to that, Ms. Lepori held a number of management-level positions with the Company, including as Chief Accounting Officer. Ms. Lepori has more than two decades of experience in finance and gaming and has been with the Company since 1995, beginning with the opening of Silver Legacy Casino Resort in Reno. Prior to joining the Company, Ms. Lepori began her career with Arthur Anderson LLP in Las Vegas. Ms. Lepori earned a B.S. Degree in Accounting and Magna Cum Laude and Phi Beta Kappa honors from the University of Southern California. She is a Certified Public Accountant.

Josh Jones, 38, became our Chief Marketing Officer in February 2021 after serving as Senior Vice President of Operations from May 2019 through January 2021. He served as Vice President of Operations from May 2018 through April 2019 and as Vice President of Corporate Finance from January 2016 through April 2018. Mr. Jones holds a M.B.A. and a B.S. in International Business from the University of Nevada, Reno.

28	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Our executive compensation philosophy provides the foundation upon which all of our compensation programs are built. Our executive compensation philosophy, and our compensation policies, plans and programs, are under the supervision of the Compensation Committee. For a description of the composition, authority and responsibilities of the Compensation Committee, see “Compensation Process” below.

EXECUTIVE SUMMARY

OUR 2021 NAMED EXECUTIVE OFFICERS

The following executive officers are our named executive officers for 2021:

Gary L. Carano	Executive Chairman of the Board

Thomas R. Reeg	Chief Executive Officer and member of the Board

Bret Yunker	Chief Financial Officer

Anthony L. Carano	President and Chief Operating Officer

Edmund L. Quatmann, Jr.	Chief Legal Officer

SIGNIFICANT 2021 BUSINESS HIGHLIGHTS

2021 marked the first full calendar year of operations for the combined company following the consummation of the Merger in July 2020. During 2021, we continued to execute on our long-term business strategies, which encompassed the completion of a number of strategic transactions, including:

•

the Company announced that it had reached an agreement with William Hill PLC on the terms of a recommended cash acquisition pursuant to which the Company would acquire the entire issued and to be issued share capital (other than shares owned by the Company or held in treasury) of William Hill PLC, in an all-cash transaction. On April 22, 2021, the Company completed the acquisition of William Hill PLC for £2.9 billion, or approximately $3.9 billion;

•

on September 8, 2021, the Company entered into an agreement to sell the non-U.S. assets of William Hill to 888 Holdings Plc. After repayment of outstanding debt associated with the acquisition of William Hill described above, and subject to customary purchase price adjustments, the Company expects to receive net proceeds from the transaction at closing of approximately £585 million, or $785 million (based on the exchange rate as of April 4, 2022);

•

consummation of various divestitures, including the sale of the real property and equity interests of Tropicana Evansville, Caesar’s Southern Indiana, Harrah’s Louisiana Downs, MontBleu Casino Resort & Spa, and other non-core assets; and

•

executed on the Company’s capital structure strategy including the issuance of $1.2 billion in aggregate principal amount of 4.625% Senior Notes due 2029, repriced the CRC Incremental Term Loan assumed in the Merger which reduced the borrowing rate by 100 basis points, converted the remaining outstanding 5% convertible notes assumed in the Merger, purchased or redeemed the entire $1.7 billion in aggregate principal amount of outstanding CRC Notes, and purchased $100 million of aggregate principal amount of CEI Senior Notes. As a result of these transactions, we expect to achieve significant interest savings.

We also achieved a number of notable operational successes during 2021, including:

•

net revenues of $9.6 billion versus $3.6 billion for the prior-year period, primarily driven by the Merger in 2020 and other acquisitions and disposals described above, which is not fully comparable prior to such transactions;

•

exceeded by a large margin the stated synergy target associated with the Merger and achieved impressive and consequential milestones related to the integration of the operations of the combined companies, especially in light of the challenges associated the COVID-19 pandemic; and

•	launched Caesars Sportsbook, which as of April 1, 2022 is live in 23 states and jurisdictions, 16 of which offer mobile wagering.

The leadership and dedication of our executive management team has been critical to our ability to achieve these strategic and operational successes, and the team continues to make progress on executing on our long-term business strategies.

29

Results of 2021 Advisory Vote on Executive Compensation (“Say-on-Pay”)

The Compensation Committee and our Board considered the results of the advisory, non-binding shareholder vote to approve executive compensation presented at our 2021 Annual Meeting, where approximately 93% of votes cast approved the compensation program described in our proxy statement for the 2021 Annual Meeting. We currently hold such say-on-pay votes on an annual basis. The Compensation Committee takes seriously its role in the governance of our compensation programs and values thoughtful input from our shareholders, and will consider the results of future say-on-pay votes in connection with making future compensation-related decisions to the extent it deems it appropriate to do so. We believe our shareholders are supportive of our executive compensation programs, as evidenced by the high level of support these programs have received.

OUR COMPENSATION PHILOSOPHY

Our executive compensation program is designed to attract, motivate, and retain critical executive talent, and to motivate actions that drive profitable growth, enhance the Company’s status as one of the leading gaming and entertainment companies in the world, and create long-term value for our shareholders. To that end, our executive compensation program includes base salary and performance-based incentives (including both cash-based and equity-based incentives) and is designed to be flexible, market competitive, reward achievement of challenging but fair performance criteria, and enhance stock ownership at the executive level. Our compensation philosophy is that clear, distinct and attainable goals should be established in order to enable the assessment of performance by the Compensation Committee.

Pursuant to that philosophy, the Compensation Committee is guided by the general principles that compensation should be designed to:

•	enhance shareholder value by focusing our executives’ efforts on the specific performance metrics that drive enterprise value;

•	attract, motivate, and retain highly-qualified executives committed to our long-term success;

•	assure that our executives receive reasonable compensation opportunities relative to their peers at similar companies, and actual compensation payouts that are aligned with our performance; and

•	align critical decision making with our business strategy and goal setting.

The chart below provides an overview of each of the primary pay elements included in our executive compensation program:

30	2022 PROXY STATEMENT

IMPLEMENTING THE PHILOSOPHY

WHAT WE DO

   Maintain robust stock ownership guidelines for NEOs and directors

   Set maximum payout limit on our annual incentive plan and long-term incentive plan awards

   For 2021, emphasize pay for performance, with 85% of our Chief Executive Officer’s total pay opportunity being “at risk” compensation and an average of 76% being “at risk” compensation for our other NEOs (excluding any one-time payments made during 2021). At-risk compensation includes compensation elements, such as annual bonus, time-based and performance-based equity, the value of which is not fixed. Additionally, for 2021, 58% of our Chief Executive Officer’s compensation was performance-based and an average of 52% for our other NEOs’ compensation was performance-based (excluding any one-time payments made during 2021). Performance-based compensation includes annual bonus and performance-based equity

   Have an executive compensation clawback policy that allows us to recover excess cash and equity-based or equity-linked incentive compensation paid to executives in various circumstances, including a requirement that, in the event an NEOs’ employment terminates due to the NEO’s resignation without “good reason” or by the Company for “cause” (as such terms are defined in the Executive Employment Agreements), prior to January 1, 2025, the NEO will be required to repay to the Company a pro rata portion of his one-time signing bonus paid in December 2021 (as described below)

   Set maximum amount of compensation that may be paid to any single non-employee member of the Board in respect of any fiscal year

   Retain an independent compensation consultant reporting directly to the Compensation Committee

   Enforce strict insider trading and anti-hedging policies

   Incorporate double-trigger change in control provision that are consistent with market practices

   Perform an annual compensation program risk assessment to ensure that the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company

WHAT WE DON’T DO

   No change-in-control severance multiple in excess of 3x annual base salary and target annual bonus

   We do not provide excise tax gross-ups for any officer

   We do not provide extensive executive perquisites

   No enhanced retirement formulas

   No minimum levels of compensation guaranteed

   No payment of dividends or dividend equivalents on unvested stock or unearned performance units

   No repricing underwater options without shareholder approval

31

COMPENSATION PROCESS

HOW WE DETERMINE COMPENSATION

Role of the Compensation Committee

The Compensation Committee’s primary role is to discharge the Board’s responsibilities regarding compensation decisions as they relate to our executive officers. The Compensation Committee consists of independent directors and is responsible to our Board for the oversight of our executive compensation programs. Among its duties, the Compensation Committee is responsible for:

•	reviewing and assessing competitive market data from the Compensation Committee’s independent compensation consultant;

•	reviewing and, in certain cases, approving incentive goals/objectives and compensation recommendations for directors and executive officers, including the named executive officers;

•	evaluating the competitiveness of each executive officer’s total compensation package;

•	approving any changes to the total compensation package, including, but not limited to, base salary, annual incentives, long-term incentive award opportunities and payouts, and retention programs; and

•	ensuring our policies and practices relating to compensation do not encourage excessive risk-taking conduct.

Following review and discussion, the Compensation Committee may submit recommendations to the Board for approval. The Compensation Committee is supported in its work by the Chief Administrative and Accounting Officer, the Chief Financial Officer and their respective team members (with respect to the establishment of performance metrics), and Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”), the Compensation Committee’s independent compensation consultant.

Role of the Independent Compensation Consultant

The Compensation Committee retained Aon for executive compensation advisory services, namely, to conduct its annual total compensation study for executive and key manager positions. Aon reports directly to the Compensation Committee and the Compensation Committee directly oversees the work performed by, and determines the fees paid to, Aon in connection with the services it provides to the Compensation Committee. The Compensation Committee instructs Aon to give advice to the Compensation Committee independent of management and to provide such advice for our benefit and for the benefit of our shareholders. With the Compensation Committee’s approval, Aon may work directly with management on certain executive compensation matters. During 2021, Aon was engaged by the Company to provide additional services to the Company related to benefits integration, risk analysis and insurance coverage and received fees for such service of approximately $7.3 million (equating to 0.061% of Aon’s annual revenues for 2021). Aon’s fees for determining compensation levels for the NEOs was approximately $78,000. The Compensation Committee reviews the independence of its compensation consultant on an annual basis, taking into account a number of factors, including the six factors articulated in the NASDAQ listing standards and applicable SEC guidance, and also considered the additional services provided by Aon as described above. For 2021, the Compensation Committee determined that Aon was independent and its services to the Compensation Committee did not raise any conflicts of interest among the Compensation Committee or our management.

Specific roles of Aon include, but are not limited to, the following:

•	identifying and advising the Compensation Committee on executive compensation trends and regulatory developments;

•	providing a total compensation study for executives against peer companies and recommendations for named executive officer pay;

•	providing advice to the Compensation Committee on governance best practices as well as any other areas of concern or risk;

•	assisting with the development of a compensation peer group for annual executive compensation study;

•	serving as a resource to the Compensation Committee Chair for meeting agendas and supporting materials in advance of each meeting; and

•	advising the Compensation Committee on management’s pay recommendations.

32	2022 PROXY STATEMENT

Role of Management in Compensation Decision

The CEO makes recommendations to the Compensation Committee concerning the compensation of the named executive officers (other than himself). In addition, the CEO, the Chief Operating Officer, the Chief Administrative and Accounting Officer, and the Chief Financial Officer are involved in setting the business goals that are used as the performance goals for the annual incentive plan and long-term performance units, subject to the Compensation Committee’s approval. The CEO and CFO work closely with the Compensation Committee, Aon and management to (i) ensure that the Compensation Committee is provided with the appropriate information to make its decisions, (ii) propose recommendations for the Compensation Committee’s consideration and (iii) communicate the Compensation Committee’s decisions to management for implementation. None of the named executive officers, however, play a role in determining their own compensation and are not present at executive sessions in which their pay is discussed, recommended or approved.

Determination of CEO Pay

In an executive session without management present, the Compensation Committee reviews and evaluates CEO compensation. The Compensation Committee reviews competitive market data, as provided by Aon, and both corporate financial performance and individual performance. Pay recommendations for the CEO, including base salary, incentive payments for the previous year, and equity grants for the current year, are presented to independent members of the Board. During an executive session of the Board, the Board conducts its own review and evaluation of the CEO’s performance.

Peer Companies and Competitive Benchmarking

The Merger had a substantial impact on the size, scope, and complexity of our business. In connection with the Merger, the Compensation Committee commissioned Aon to conduct an annual total compensation study for named executive officer positions. The Compensation Committee reviewed competitive market data to gain a comprehensive understanding of the Merger’s impact on market pay practices, and combined that information with an assessment of experience, tenure, value to the Company, and individual contributions to assist with individual pay decisions (i.e., salary adjustments, target bonus adjustments, and long-term incentive grants).

The peer group used as a reference point to assist the Compensation Committee with 2021 compensation decisions is set forth below:

Boyd Gaming Corporation Carnival Corporation Hilton Worldwide Holdings Hyatt Hotels Corporation	Las Vegas Sands Marriott International MGM Resorts International Norwegian Cruise Line Holdings	Penn National Gaming, Inc. Royal Caribbean Cruises Wynn Resorts

The primary criteria used for this peer group development included:

•	Companies from the gaming, casino hospitality, and leisure industries;

•	Annual revenues within approximately 0.4x to 3x our annual revenues;

•	Market cap within approximately 0.2x to 5x our market cap;

•	Peer companies used by our peer companies, as disclosed in their respective CD&As; and

•	Management and board recommendations.

Exceptions to the primary criteria used for peer group may be applied, to the extent determined appropriate.

The Compensation Committee uses competitive compensation data from the annual total compensation study of peer companies as a reference point to inform decisions about targeted total compensation opportunities and specific compensation elements. The Compensation Committee does not benchmark total compensation to any specific percentile relative to the peer companies or the broader United States market, but is fully informed of the competitive landscape. The Compensation Committee applies judgment and discretion in establishing targeted pay levels, taking into account not only competitive market data, but also factors such as Company, business and individual performance, scope of responsibility, critical needs and skill sets, leadership potential and succession planning.

33

OUR COMPENSATION PROGRAMS

OVERVIEW

As described below, various Company policies are in place to shape our executive pay plans, including:

•	Salaries are linked to (i) competitive factors and (ii) internal equity relative to other members of the executive team and can be (but are not required to be) increased as a result of successful job performance.

•	Our annual bonus programs are designed to provide incentive compensation based on our financial performance.
•	Long-term equity incentives are tied to our sustained long-term financial performance and enhancement of total shareholder value.

•	Retirement and health and welfare programs, on generally the same terms and conditions as those made available to salaried employees.

15%
CHIEF EXECUTIVE OFFICER
54%
31%
85%
Base Salary
Annual Cash Incentive
Long-Term Equity Incentive
At-Risk Pay
24%
AVERAGE OF OTHER NEOS
48%
28%
76%

Target Total Compensation Opportunity

A significant portion of our NEOs’ compensation is “at risk”, meaning the NEOs’ right to receive such payment, and the amount of such payment, depends on either operational or stock price performance. Our targeted pay mix (fixed salary vs. variable pay) reflects a combination of competitive market conditions and strategic business needs. This variable pay is considered “at risk” compensation. Our targeted pay mix of “performance-based” vs. non-performance based reflects our desire to balance retention with incentive opportunities that are based on operational performance. The target total compensation opportunities based on 2021 compensation levels (based on levels in effect as of January 1, 2021) that were considered “at risk” are shown below:

Excludes one-time payments made during 2021

34	2022 PROXY STATEMENT

ELEMENTS OF EXECUTIVE COMPENSATION AND BENEFITS FOR 2021

BASE SALARY

The Compensation Committee believes that base salary levels should recognize the skill, competency, experience and performance an executive brings to his or her position. The Compensation Committee determines base salaries using both competitive market data from Aon’s annual study and a comprehensive assessment of relevant factors such as experience level, value to shareholders, responsibilities, future leadership potential, critical skills, individual contributions and performance, economic conditions, and the market demands for similar talent.

In anticipation of the closing of the Merger, the pre-Merger Compensation Committee reviewed market values from an annual total compensation study presented by Aon with respect to the NEOs. Based on a review of this independent market data and the recommendations of the pre-Merger Compensation Committee, the existing Compensation Committee approved increases to base salaries for the NEOs. These changes were based on a review of competitive market data provided by Aon and were approved to maintain a competitive posture with peer/survey market data.

These salary levels became effective upon the closing of the Merger and remained in effect through December 31, 2021.

EXECUTIVE NAME	BASE SALARY AS OF JANUARY 1, 2021

Gary L. Carano	$1,400,000

Thomas R. Reeg	$2,000,000

Bret Yunker	$1,000,000

Anthony L. Carano	$1,300,000

Edmund L. Quatmann, Jr.	$750,000

ANNUAL INCENTIVES (CASH BASED BONUS PLAN)

The goals under our annual incentive plan are designed to be straight-forward in order to focus participants on clearly measurable metrics, balance corporate and property performance by individual participants, and implement the appropriate level of upside/downside reward potential. Annual incentive awards have historically been based on achievement of Adjusted EBITDA. Performance targets are set annually at the start of the applicable fiscal year. Adjusted EBITDA was established as the sole performance metric for 2021 because the Compensation Committee believed that it most accurately reflects our results of operations and represents a key performance metric in the gaming/casino industry.

In anticipation of the closing of the Merger, the pre-Merger Compensation Committee reviewed market values from an annual total compensation study presented by Aon with respect to the NEOs. Based on a review of this independent market data and the recommendations of the pre-Merger Compensation Committee, the existing Compensation Committee approved the proposed increases in annual target bonus opportunities for the NEOs. These levels became effective upon the closing of the Merger and remained in effect through December 31, 2021.

EXECUTIVE NAME	2021 TARGET OPPORTUNITY (AS A % OF BASE SALARY)

Gary L. Carano	125%

Thomas R. Reeg	200%

Bret Yunker	125%

Anthony L. Carano	125%

Edmund L. Quatmann, Jr.	100%

35

With respect to the Adjusted EBITDA financial metric, performance levels for threshold and maximum bonus opportunities were established at the beginning of 2021 at 90% and 115%, respectively, of target level. At 90% achievement, 50% of the target award is earned, at 100% achievement, 100% of the target award is earned, and at 115% achievement and above, 200% of the target award is earned, subject to linear interpolation between points. The following table sets forth the threshold, target, and maximum levels established under the 2021 annual incentive plan at the beginning of 2021, based on the budget for 2021, and the levels actually achieved based on performance:

PERFORMANCE LEVEL	PERFORMANCE REQUIREMENT	CONSOLIDATED ADJUSTED EBITDA (TARGETS) (‘000’S)

Threshold	90% of target goal	$1,669,000

Target	100% of target goal	$1,854,000

Maximum	115% of target goal	$2,132,000

EXECUTIVE NAME	ANNUAL BONUS EARNED FOR 2021

Gary L. Carano	$3,500,000

Thomas R. Reeg	$8,000,000

Bret Yunker	$2,500,000

Anthony L. Carano	$3,250,000

Edmund L. Quatmann, Jr.	$1,500,000

The Company’s consolidated adjusted EBITDA for 2021 as calculated based on the criteria established by the Compensation Committee resulted in each NEO receiving 200% of his target bonus amount. Consolidated adjusted EBITDA is a non-GAAP financial measure. For purposes of determining targets for bonus opportunities and achievement of such targets for 2021, consolidated adjusted EBITDA was calculated as described in our Form 10-K for the year ended December 31, 2021, as further adjusted by the Compensation Committee in its discretion to exclude the impact of acquisitions and dispositions. In determining targets for bonus opportunities and achievements of such targets for future periods, the Compensation Committee may make different or additional adjustments to the calculation of consolidated adjusted EBITDA, which may include excluding results of operations for certain segments.

2021 One-Time Cash Bonuses

In recognition of significant contributions made during the year related to acquisition activities (the Merger and the William Hill acquisition), merger integration activities and the execution of other strategic initiatives, and given the extremely competitive environment for executive talent in which we are currently operating, the Compensation Committee determined it was appropriate to make one-time cash bonus payments in the form of signing bonuses in conjunction with the execution of new Executive Employment Agreements in the following amounts: Mr. Reeg ($5,000,000), Mr. A. Carano ($1,500,000), Mr. Yunker ($1,500,000), and Mr. Quatmann ($1,000,000). These amounts were paid in December 2021. Each of the Executive Employment Agreements provide that, in the event an executive’s employment terminates due to the executive’s resignation without “good reason” or by the Company for “cause” (as such terms are defined in the Executive Employment Agreements) prior to January 1, 2025, the executive will be required to repay to the Company a pro rata portion of his bonus. These signing bonuses were designed to incentivize the core executive leadership team to commit to additional years of service with the Company via their new employment agreements, which the Compensation Committee believed was critical in order for the Company to be able to continue to capitalize on its strategic growth and ongoing recovery from the COVID-19 pandemic.

The Compensation Committee does not generally intend to make one-time awards except in rare circumstances as warranted by the situation in a very judicious and limited manner, and with robust disclosure of the rationale and context, and views any such grants or payments as a special nonrecurring event to meet the Company’s specific needs at a particular time. In addition, the Compensation Committee intends to structure the regular annual compensation program in a manner that will help to avoid or limit the need for such awards.

36	2022 PROXY STATEMENT

LONG-TERM INCENTIVES (EQUITY-BASED AWARDS)

Our 2015 Equity Incentive Plan (as amended and restated, the “Plan”) allows us to grant incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock-based awards, and performance awards.

2021 Equity Mix

As in past years, for LTI awards made to executive officers during 2021, the equity compensation mix was 50% restricted stock units (“RSUs”) and 50% performance share units (“PSUs”). For 2021, 35% of the PSUs were based on Adjusted EBITDA achievement over three years, and 65% were based on three-year total shareholder return (TSR) ranking against the S&P 400 Midcaps. In 2022, the Company’s TSR ranking is against the S&P 500.

Based on a thorough review of Aon’s independent market data described above, the Compensation Committee established annual target LTI levels which were used to determine the target grant date value of LTI awards made to executive officers during 2021.

Each NEO’s target grant date LTI opportunity for 2021 (as a percentage of base salary) is set forth in the table below:

EXECUTIVE NAME	2021 LTI TARGET OPPORTUNITY (AS A % OF BASE SALARY)

Gary L. Carano	230%

Thomas R. Reeg	350%

Bret Yunker	200%

Anthony L. Carano	200%

Edmund L. Quatmann, Jr.	150%

2021 PSU GRANT

As noted above, for 2021, 35% of the PSUs were based on Adjusted EBITDA achievement, and 65% were based on relative total shareholder return (TSR), each as measured over a 3-year period.

Relative TSR

The portion of the 2021 LTI that is based on relative TSR is intended to motivate our senior management team to maximize the wealth accumulation of our shareholders by outperforming the S&P 400 Midcaps. Relative TSR is critical because it ties executive officer compensation to the shareholder experience and the creation of shareholder value, and it aligns the interests of executive officers with those of the Company and its shareholders. By measuring our stock performance relative to an index, it mitigates the impact of macroeconomic factors, both positive and negative, that affect the industry and/or stock price performance and are beyond the control of management, and it provides rewards that are more directly aligned with performance through different economic cycles.

The performance and payout slopes for the relative TSR portion of the 2021 LTI are as follows:

•	75th percentile TSR ranking: 200% of target payout

•	50th percentile TSR ranking: 100% of target payout

•	35th percentile TSR ranking: 50% of target payout

•	Below 35th percentile: No payout

•	Payouts for performance between threshold, target, and maximum percentile requirements are interpolated on a straight-line basis.

•	If our 3-year TSR is negative, then payouts are capped at target regardless of final ranking against the index.

Adjusted EBITDA

The portion of the 2021 LTI that is based on Adjusted EBITDA is intended to motivate our senior management team to achieve operational performance that is aligned to top-line operating metrics. The Board and

37

management view Adjusted EBITDA as a critical indicator of Company performance given the nature of our business, which is why the Compensation Committee determined it was appropriate to include Adjusted EBITDA as a performance metric in both the 2021 annual incentive plan and the 2021 LTI programs. Adjusted EBITDA is a useful indicator of cash flow from operations, which continues to be of importance to our business. The Compensation Committee also considered the fact that following the Merger in 2020, the LTI awards granted to the NEOs were based entirely on relative TSR, and determined it was appropriate to balance the 2021 LTI with a an additional metric.

For each calendar year ending December 31st of 2021, 2022 and 2023 (each, a “Performance Year”), the Compensation Committee will establish a “target” level of EBITDA to be achieved for such Performance Year (each, a “Performance Year Target”). The percentage at which each Performance Year Target has been achieved will be averaged following the end of the full 3-year performance period in order to calculate the cumulative percentage of achievement of the overall Adjusted EBITDA goal (the “Cumulative Percentage”). Based on the Payout Percentage applicable to the Cumulative Percentage, a number of performance stock units as a percentage of the target number of PSUs granted in respect of the EBITDA metric (the “EBITDA Target Award”) will remain eligible to vest at the end of the total 3-year performance period, subject to continued employment through the last day of such 3-year period.

The Adjusted EBITDA performance goal and actual achievement is disclosed annually in our CD&A. Please reference “Annual Incentives (Cash-Based Bonus Plan)” on page 35 for the fiscal year 2021 Adjusted EBITDA performance goals and actual achievement.

The payout slopes for this portion of the 2021 LTI are the same as the payout slopes established for the 2021 annual incentive plan (i.e., 90% achievement results in 50% payout, 100% achievement results in 100% payout and 115% achievement and above results in 200% payout).

•	If the Cumulative Percentage is less than 90%, then the Payout Percentage related to the EBITDA Target Award will be 0%.

•

Straight-line interpolation will be used to determine the Payout Percentage for any Cumulative Percentage between 90% and 100% and between 100% and 115%, based upon the Payout Percentages set forth above.

The Compensation Committee reserves the authority to make appropriate adjustments to the calculations and determinations of the applicable performance targets/level of achievement.

The 2021 equity grants to the NEOs were as follows:

EXECUTIVE NAME	RSU* TARGET GRANT VALUE	PSU* TARGET GRANT VALUE

Gary L. Carano	$1,610,000	$1,610,000

Thomas R. Reeg	$3,500,000	$3,500,000

Bret Yunker	$1,000,000	$1,000,000

Anthony L. Carano	$1,300,000	$1,300,000

Edmund L. Quatmann, Jr.	$562,500	$562,500

*

The target grant values set forth in the table above differ from the values reflected in the Summary Compensation Table. The target grant values shown in the table above reflect the target level awards approved by the Compensation Committee for each of the NEOs, whereas the value shown in the Summary Compensation Table is based on the grant date fair value computed in accordance with Accounting Standards Codification 718.

ACHIEVEMENT OF 2020 PSU GRANTS

The PSUs granted in January 2020 were earned based on the average level of achievement of the Adjusted EBITDA goals established for 2020 and 2021. Following the end of the 2021 fiscal year, the Compensation Committee reviewed the Adjusted EBITDA performance for 2020 and 2021 against the goals established for those years and determined the appropriate level of achievement.

For 2020, the Company established an Adjusted EBITDA target in the beginning of 2020; however, threshold performance was not achieved. The Compensation Committee considered the fact that fiscal year 2020 was incredibly unique given the challenges created by the COVID-19 pandemic, as well as the completion of the Merger. The government-mandated shutdown of all of the Company’s operations for a period of 2020 had a severe and unexpected impact on the Company’s EBITDA, and it was apparent that the goals that had been set

38	2022 PROXY STATEMENT

for 2020 were no longer realistic. Taking into account the incredible amount of dedication that our executive management team put into navigating the shutdowns, handling matters related to closing the Merger and transitioning the Former Caesars business, and eventually rolling out the successful re-opening of many of our properties by the end of 2020 safely and effectively, following the end of 2020, the Compensation Committee determined that it was appropriate to certify 2020 achievement at 100% of target for purposes of the 2020 PSU Grants (in line with the determination that was made for all Company incentive programs that included a 2020 performance period), as described in last year’s proxy statement.

As discussed above, for 2021 the Adjusted EBITDA target was satisfied above 115% of the target, resulting in 200% of that portion of the 2020 PSU grant being earned based on performance. When averaged with the 2020 payout percentage of 100% (i.e., target), this resulted in 150% of the target award being earned. These earned awards will vest in early 2023 subject to the executive’s continued employment.

BENEFITS

The named executive officers are eligible to participate in various benefit plans, including 401(k), health insurance, life insurance and short and long-term disability plans that are generally available to all salaried employees. We offer a deferred compensation plan to certain employees, including our executive officers, in order to give them the ability to elect to defer the payment of all or a portion of their base salary and annual performance bonus earned in respect of a given year.

2022 COMPENSATION UPDATES

2022 ONE-TIME PERFORMANCE-BASED EQUITY GRANT TO THE CEO

In July 2020, the Merger closed amidst the earlier stages of the COVID-19 pandemic, and in 2021, the Company completed its first full calendar year of operation as a combined company. In April 2021, we completed the acquisition of William Hill PLC, a leading sports betting and online gaming company. With the ongoing successful integration of those significant transactions to date and the COVID-19 pandemic shifting, in early 2022, the Compensation Committee sought to further motivate our CEO to continue the successful integration and execute our strategy for our newly assembled group of premier assets and to make the most of the substantial opportunity before us.

To align with this goal, and to align our CEO’s interests with our shareholders, in February 2022, the Board made a one-time grant to our CEO of performance-based RSUs with performance metrics consisting of three stock price hurdles requiring significant growth and dramatic stock price appreciation, as follows:

TRANCHE	COMPANY STOCK PRICE HURDLE	PERCENTAGE OF TOTAL PSUS ELIGIBLE TO VEST	Number of PSUs Vesting

Tranche 1	$125	22.2%	50,000

Tranche 2	$150	33.3%	75,000

Tranche 3	$175	44.5%	100,000

Total	NA	100.0%	225,000

•	The closing price of our common stock on the grant date was $84.69.

•	The performance period is February 25, 2022 through February 25, 2025.

•

Each tranche of performance-based RSUs only vests if the trailing average closing trading price of a share of our common stock measured over any consecutive twenty (20) calendar-day period within the three-year performance period exceeds the respective hurdle.

•	In order for any tranche to be earned as a result of stock price performance, our CEO must be serving in such role with the Company at the time the applicable stock hurdle is met.

•

Any performance-based RSUs that are earned will not be settled (i.e., paid) until the end of the three-year performance period, and our CEO must hold such awards for an additional one-year holding period, thereby incenting and retaining our CEO for a four-year period.

•	Based on the closing price of our common stock on the grant date, the stock price must increase by approximately 48%, 77% and 107%, respectively, in order for the three tranches of performance-based

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RSUs to be earned, corresponding to shareholder value creation of $8.6 billion, $13.9 billion and $19.3 billion, respectively. The Compensation Committee determined that this level of stock price increase was sufficiently incentivizing, and was designed to foster shareholder growth at a rate that is aligned with the Company’s growth opportunity potential, with the expectation that our CEO will remain highly motivated to achieve that growth potential over time.

Background. On July 20, 2020, the Company acquired Former Caesars, as previously discussed. As a result of this historic and transformative business combination, the Company is the largest casino-entertainment company in the U.S., and one of the world’s most diversified casino-entertainment providers across the U.S.

The strategic rationale for the Merger included, but was not limited to, the following:

•	Creation of the largest owner, operator and manager of U.S. domestic gaming assets

•	Diversification of the Company’s domestic footprint

•	Access to iconic brands, rewards programs and new gaming opportunities expected to enhance customer experience; and

•	Realization of significant identified synergies

We continue to identify operating and cost efficiencies, including savings from the purchasing power of the combined Caesars organization and targeted integrated marketing strategies, as well as the elimination of redundant costs. As a result, we have exceeded our stated synergy target and experienced significant margin improvements in our results of operations through 2021.

In August, 2021, we launched our Caesars Sportsbook app on our owned and integrated technology platform along with an extensive marketing campaign. Growth in our Caesars Digital segment continues to be realized with the expansion into new states as jurisdictions legalize retail and online sports betting, and continues to exceed our expectations for new customer registrations, deposits and market share.

We experienced strong growth in 2021, achieving net revenues of $9.6 billion versus $3.6 billion for the comparable prior-year period. This increase was primarily driven by the Merger in 2020 and the acquisition of William Hill in 2021, which were partially offset by the divestiture of certain properties discussed above. In addition, net revenues for the year ended December 31, 2020 were negatively impacted by the COVID-19 pandemic.

Strategic Opportunity. The Merger joined two successful gaming leaders, Former Caesars and ERI, creating the largest and most diversified collection of destinations across the U.S. Our goal is to further our leadership position in the gaming and sports betting industries. We believe our growth strategies position us well to capture market share from competitors and accelerate beyond our industry’s attractive growth profile. The Compensation Committee considered the Company’s success to date in executing our strategy, the corresponding shareholder value creation and strong relative performance. At this critical moment on our path, the Compensation Committee sought to incentivize our CEO to continue realizing the potential shareholder value creation of the Merger and the acquisition of William Hill and providing strong leadership for the Company.

Alignment of Grant with Strategy; Alignment of Interests of CEO and shareholders. Reaching the performance-based RSU stock price hurdles and the CEO’s receipt of value from the performance-based RSUs are inextricably tied to the successful execution of our strategy to achieve our objective of becoming the unparalleled leader in our industry and the creation of significant shareholder value. In addition, with the performance measure being our stock price, and with the hurdles representing significant increases, the grant completely aligns the interests of the CEO with those of shareholders. The CEO only earns shares if he leads the accomplishment of key objectives and the execution of our strategy in a way that translates to the creation of significant shareholder value. Thus, both the CEO and our other shareholders have a common interest in substantial stock price growth.

EMPLOYMENT AGREEMENTS; SEVERANCE ENTITLEMENTS

During 2021, our Compensation Committee undertook a holistic review of the NEOs’ existing employment agreements, and the contractual arrangements with our executive officers more generally, in order to ensure that such arrangements provide sufficient retention value for our core executive leadership team and motivation to perform consistent with the Company’s long-term goals and objectives. The Compensation Committee views the

40	2022 PROXY STATEMENT

executive leadership team as being absolutely critical to the Company’s success and ability to drive shareholder value, given their collective experience with the Company and in the gaming industry generally. The Compensation Committee also believes that current management is cohesive and has a shared management operating philosophy. After review and consideration, the Compensation Committee approved amended and restated employment agreements for our NEOs, which are described below in “—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements”, as well as new employment agreements for the Company’s other executive officers. Entering into new employment agreements with the executive officers achieved the goal of ensuring commitment from the team, and the Compensation Committee was very pleased to achieve this goal at the end of 2021. These employment agreements provide for severance payments and benefits as a result of certain involuntary termination events, as described in more detail below.

CLAWBACKS AND FORFEITURES

Employment agreements with our executive officers provide that, (i) in the event an executive’s employment terminates due to the executive’s resignation without “good reason” or by the Company for “cause” (as such terms are defined in the Executive Employment Agreements), prior to January 1, 2025, the executive will be required to repay to the Company a pro rata portion of the executive’s one-time signing bonus paid in December 2021 and (ii) we may recover compensation that is subject to recovery under, or required to be recovered by, applicable law, government regulation or stock exchange listing requirements. Pursuant to the terms of our Clawback and Recoupment Policy, in the event of an accounting restatement of our financial statements due to a material noncompliance with any financial reporting requirements under any applicable security law(s), our Board may require an executive officer to reimburse, repay or forfeit any excess incentive compensation paid or granted to, or received or earned by, such executive officer during the three-year period preceding the publication of the restatement. In each instance, our Board, in its reasonable business judgment, will determine whether and the extent to which to pursue such reimbursement, repayment or forfeiture from each such executive officer based on those factors that our Board believes to be reasonable and appropriate. Further, the award agreements governing equity awards granted to our executive officers under our long-term incentive plan provide for recoupment of those awards in accordance with or as required by applicable government regulation, stock exchange listing requirements, or other applicable law, or pursuant to any applicable clawback policy of ours, including our Clawback and Recoupment Policy described above.

COMPENSATION RISK ASSESSMENT

It is the responsibility of the Compensation Committee to review the Company’s policies and practices related to compensation in the context of their potential encouragement of excessive risk-taking behavior. The Compensation Committee has worked closely with Aon to design a performance-based compensation system that supports our objective to align shareholder and management interests, supports our strategic business plan, and mitigates the possibility of executives taking unnecessary or excessive risks that would adversely impact us. The following factors mitigate the risk associated with our compensation programs:

•

The Compensation Committee approves and, in some instances, the Board ratifies, short and long-term performance objectives for our incentive plans, which we believe are appropriately aligned with the creation of shareholder value;

•	The Compensation Committee’s discretion to modify final payouts under both short and long-term incentive plans;

•

The use of company-wide performance metrics for both the short and long-term incentive programs ensures that no single executive has complete and direct influence over outcomes, encouraging decision making that is in the best long-term interest of shareholders;

•	The use of equity and cash opportunities with vesting periods to foster retention and alignment of our executives’ interests with those of our shareholders;

•	Capping the potential payouts under both short and long-term incentive plans to eliminate the potential for any windfalls; and

•

The use of competitive general and change-in-control severance arrangements help to ensure that employees continue to work toward the shareholders’ best interests in light of potential employment uncertainty.

Based on a review of these factors, the Compensation Committee believes that its current compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

41

CERTAIN TAX AND ACCOUNTING CONSIDERATIONS—SECTION 162(m)

Under Section 162(m), the Company is generally prohibited from deducting compensation in excess of $1,000,000 paid to our “covered employees” as defined in Section 162(m) which, prior to its amendment, included our CEO and three other most highly compensated executive officers (other than the CFO). An exception to this $1,000,000 deduction limitation was available with respect to compensation that qualified as “performance-based compensation” under Section 162(m), which required compliance with certain requirements set forth in Section 162(m) and the applicable regulations.

As a result of the Tax Cuts and Jobs Act that went into effect on December 22, 2017, this exception for performance-based compensation is no longer available for taxable years beginning after December 31, 2017, unless such compensation qualifies for certain transition relief contemplated in the legislation for certain written contracts in place as of November 2, 2017. Therefore, certain compensation paid to our covered employees in the future that may have originally been designed with the intent that such amounts qualify as performance-based compensation will not be deductible unless such plans are determined to qualify for transition relief. Because of ambiguities and uncertainties as to the scope of the transition relief available, no assurances with respect to the deductibility of such compensation can be made. In addition, beginning in 2018, the definition of “covered employees” includes any individual who served as the CEO or CFO at any time during the taxable year and the three other most highly compensated officers (other than the CEO and CFO) for the taxable year, and once an individual becomes a covered employee for any taxable year beginning after December 31, 2016, that individual will remain a covered employee for all future years.

The Compensation Committee continues to retain the discretion not to limit executive compensation to the amount deductible under Section 162(m) of the Code. The Compensation Committee may approve compensation that will not be deductible in order to ensure competitive levels of total compensation for the named executive officers, or for other reasons, if the Compensation Committee determines it is in the best interests of the Company to do so.

STOCK OWNERSHIP GUIDELINES

The Compensation Committee and the Board encourage executives to implement our business strategies and initiatives from the perspective of a shareholder and, to this end, encourage executives to maintain a meaningful equity stake in the Company.

To that end, we maintain the following minimum stock ownership guidelines for our executive officers:

POSITION	MULTIPLE OF BASE SALARY

CEO	5x

CFO and COO	4x

Other Executive Officers	2x

Each of the executive officers have until the later of five years from implementation of the stock ownership guidelines or five years from the executive’s date of hire or promotion to a new role to achieve his minimum stock ownership. Once achieved, the Board expects the NEOs to comply with the applicable minimum stock ownership guideline for as long as they are subject to the guidelines.

In addition, we have minimum stock ownership guidelines for our non-employee directors. The stock ownership guidelines require our non-employee directors to hold shares of our common stock with a minimum value equal to 5x the director’s annual cash-base retainer fee. Non-employee directors have five years to achieve their minimum stock ownership. Once achieved, the Board expects non-employee directors to maintain their stated guideline for as long as they are subject to the guidelines.

HEDGING POLICY

The Company’s Securities Trading Policy provides that no director, officer or employee of the Company or other controlled businesses (“Caesars Companies”) may enter into short sales of Company Securities (defined below) or buy or sell exchange-traded options (puts or calls) on Company Securities.

42	2022 PROXY STATEMENT

“Company Securities” means any stock, bond, debentures, options, warrants or other marketable equity or debt security issued by any Caesars Company; and any security or other instrument issued by an unrelated third party and based on any equity or debt security (including exchange-traded options and credit default swaps) of any Caesars Company.

PERSONAL BENEFITS AND PERQUISITES

It is our intent to continually assess business needs and evolving market practices to ensure that perquisite offerings are competitive and in the best interest of our shareholders. The named executive officer employment agreements in effect prior to January 1, 2022 provided for perquisites consisting of financial planning and tax preparation fees of $6,750 ($10,000 for Mr. Gary L. Carano) per year, and an annual executive physical of up to $3,000. In connection with entering into the amended and restated employment agreements, beginning January 1, 2022, the financial planning and tax preparation and annual physical benefits were discontinued. We also pay short and long-term disability and life insurance premiums for the named executive officers.

Certain executive officers, as designated by the Chief Executive Officer, are approved to use Company-owned or leased aircraft for personal travel on a limited basis with prior authorization of the Chief Executive Officer (which authorization was delegated to the CEO by the full Board). The executives are taxed for any such personal travel, and we report the aggregate incremental costs to the Company in the “All Other Compensation” column of the Summary Compensation Table. The Board believes this limited benefit is an appropriate method to provide the executive officers with an occasional convenient way to integrate work and personal responsibilities.

As an owner and operating of full-service resorts and casinos, we are able to offer our employees, including our executive officers, as well as our directors, with the opportunity to use our facilities at comped values, not to exceed $20,000 per year. This benefit is provided at little or no incremental cost to the Company. This program is designed to provide our employees, executive officers and directors with the opportunity to experience our facilities and provide feedback for the Company to take into account on an on-going basis.

For more information on these benefits, see the footnotes to the “All Other Compensation” column of the Summary Compensation Table.

COMPENSATION COMMITTEE REPORT

The role of the Compensation Committee is to assist the Board of Directors in its oversight of the Company’s executive compensation, including approval and evaluation of director and officer compensation plans, programs and policies and administration of the Company’s bonus and other incentive compensation plans. The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for the 2022 annual meeting of shareholders.

Don R. Kornstein, Chair	Courtney R. Mather	Michael E. Pegram

The above Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.

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Summary Compensation Table

The following table summarizes the total compensation paid to or earned by each of our named executive officers for the fiscal years ended December 31, 2019, 2020 and 2021.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS(1) ($)	STOCK AWARDS(2) ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION(3) ($)	ALL OTHER COMPENSATION(4) ($)	TOTAL ($)

Gary L. Carano Executive Chairman of the Board	2021	1,400,000	—	3,400,015	3,500,000	56,489	8,356,504
	2020	1,177,608	—	2,987,754	—	43,722	4,209,084
	2019	1,100,000	—	2,762,932	1,134,375	51,301	5,048,608

Thomas R. Reeg Chief Executive Officer	2021	2,000,000	5,000,000	7,391,597	8,000,000	184,920	22,576,517
	2020	1,696,800	—	11,970,501	—	25,179	13,692,480
	2019	1,600,000	—	5,241,926	1,980,000	67,768	8,889,694

Bret Yunker Chief Financial Officer	2021	1,000,000	1,500,000	2,111,760	2,500,000	25,571	7,137,331
	2020	823,019	—	4,721,310	—	20,999	5,565,328
	2019	499,315	—	4,411,316	412,500	7,081	5,330,212

Anthony L. Carano President and Chief Operating Officer	2021	1,300,000	1,500,000	2,745,368	3,250,000	85,693	8,881,061
	2020	1,082,615	—	5,291,193	—	24,545	6,398,353
	2019	1,000,000	—	2,184,166	1,031,250	38,474	4,253,890

Edmund L. Quatmann, Jr. Chief Legal Officer	2021	750,000	1,000,000	1,187,837	1,500,000	17,353	4,455,190
	2020	636,300	—	2,431,424	—	28,629	3,096,353
	2019	600,000	—	818,966	371,250	42,905	1,833,151

(1)

As described in the Compensation Discussion and Analysis section titled “Elements of Executive Compensation and Benefits for 2021—2021 One-Time Cash Bonuses”, this reflects the signing bonuses paid in December 2021 pursuant to the NEO’s Executive Employment Agreement. In the event an executive’s employment terminates due to the executive’s resignation without “good reason” or by the Company for “cause” (as such terms are defined in the executive’s Employment Agreements) prior to January 1, 2025, the executive will be required to repay to the Company a pro rata portion of his signing bonus.

(2)

Amounts shown represent the aggregate grant date fair value of RSUs and PSUs computed in accordance with Accounting Standards Codification 718. For a discussion of valuation assumptions, see Note 15 in our Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on February 24, 2022. At the grant date, we believed that it was probable that the performance criteria applicable to the non-market-based PSUs would be met at target level and that each individual will remain employed through the vesting period. For the market-based PSUs (i.e., the PSUs based on Relative Total Shareholder Return (rTSR)), the probable outcome of achievement of the market-based TSR goals was determined using a Monte Carlo simulation model. For both the market-based and non-market based PSUs, the maximum number of PSUs eligible to vest is equal to 200% of the target award. Assuming maximum level of achievement of the PSUs with non-market-based performance conditions granted during 2021, the grant date fair value of the awards granted to Messrs. Gary L. Carano, Reeg, Yunker and Anthony L. Carano and Mr. Quatmann was $1,034,311, $2,248,679, $642,379, $835,107 and $361,382, respectively.

(3)	Amounts shown for 2019, 2020 and 2021 represent the amounts earned under our annual bonus plan in respect of performance achieved during the applicable year.

(4)	All other compensation for 2021 consisted of the following:

NAME	LIFE INSURANCE PREMIUMS ($)	LONG- TERM DISABILITY ($)	GROUP TERM LIFE INSURANCE ($)	USE OF CORPORATE OR LEASED AIRCRAFT ($)(1)	401(K) MATCH ($)	ESTATE PLANNING AND TAX SERVICES ($)	TOTAL ($)

Gary L. Carano	1,788	2,143	14,478	19,380	8,700	10,000	56,489

Thomas R. Reeg	1,788	2,143	1,710	171,678	7,601	—	184,920

Bret Yunker	1,788	2,143	1,150	19,320	1,170	—	25,571

Anthony L. Carano	1,788	2,143	1,026	74,891	—	5,845	85,693

Edmund L. Quatmann, Jr.	1,788	2,143	2,622	6,900	3,900	—	17,353

(1)

The amounts disclosed reflect the aggregate incremental cost to the Company of providing certain personal use of Company-owned or leased aircraft. For leased aircraft, this cost is calculated based on the applicable hourly rate charged to the Company, plus fuel and ancillary charges. The cost of Company-owned aircraft is calculated based on an estimate of the aggregate incremental cost to the Company, consisting of the cost to the Company of fuel, trip-related maintenance, crew travel expenses, on-board catering, landing fees, trip-related hangar/parking costs and other miscellaneous variable costs. Since our aircraft is used primarily for business travel, we do not include the fixed costs that do not change based on usage, such as pilots’ salaries, depreciation of the purchase costs of our aircraft and the cost of maintenance not specifically related to trips. From time to time, certain family members or other guests will accompany the named executive officers on personal trips when using Company-owned aircraft, at little or no incremental cost to the Company.

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Grants of Plan-Based Awards Table

The following table sets forth information regarding the grant of plan-based awards made during 2021 to the named executive officers.

		ESTIMATED POSSIBLE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED POSSIBLE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	GRANT DATE FAIR VALUE OF STOCK AWARDS(2) ($)
NAME	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)

Gary L. Carano

Annual Incentive Plan	1/1/2021	875,000	1,750,000	3,500,000	—	—	—	—	—

Time-based	1/29/2021	—	—	—	—	—	—	20,933	1,477,697

Performance-based	1/29/2021	—	—	—	3,674	7,347	14,694	—	517,156

Performance-based-rTSR	1/29/2021	—	—	—	6,823	13,645	27,290	—	1,405,162

Thomas R. Reeg

Annual Incentive Plan	1/1/2021	2,000,000	4,000,000	8,000,000	—	—	—	—	—

Time-based	1/29/2021	—	—	—	—	—	—	45,638	3,212,459

Performance-based	1/29/2021	—	—	—	7,987	15,973	31,946	—	1,124,339

Performance-based-rTSR	1/29/2021	—	—	—	14,832	29,664	59,328	—	3,054,799

Bret Yunker

Annual Incentive Plan	1/1/2021	625,000	1,250,000	2,500,000	—	—	—	—	—

Time-based	1/29/2021	—	—	—	—	—	—	13,039	917,815

Performance-based	1/29/2021	—	—	—	2,282	4,563	9,126	—	321,190

Performance-based-rTSR	1/29/2021	—	—	—	4,238	8,475	16,950	—	872,755

Anthony L. Carano

Annual Incentive Plan	1/1/2021	812,500	1,625,000	3,250,000	—	—	—	—	—

Time-based	1/29/2021	—	—	—	—	—	—	16,951	1,193,181

Performance-based	1/29/2021	—	—	—	2,966	5,932	11,864	—	417,553

Performance-based-rTSR	1/29/2021	—	—	—	5,509	11,018	22,036	—	1,134,634

Edmund L. Quatmann, Jr.

Annual Incentive Plan	1/1/2021	375,000	750,000	1,500,000	—	—	—	—	—

Time-based	1/29/2021	—	—	—	—	—	—	7,334	516,240

Performance-based	1/29/2021	—	—	—	1,284	2,567	5,134	—	180,691

Performance-based-rTSR	1/29/2021	—	—	—	2,384	4,767	9,534	—	490,906

(1)

Represents threshold, target and maximum annual incentive program opportunities under the 2021 annual incentive program. The actual amount earned for 2021 is shown in the “Non-Equity Incentive Plan” column of the Summary Compensation Table.

(2)

Amounts shown represent the aggregate grant date fair value of RSUs and PSUs computed in accordance with Accounting Standards Codification 718. For a discussion of valuation assumptions, see Note 15 in our Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on February 24, 2022.

45

Outstanding Equity Awards at Fiscal Year-End Table

The table below shows outstanding equity awards held by the named executive officers as of December 31, 2021.

	STOCK AWARDS
NAME	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)		MARKET VALUE SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)

Gary L. Carano	28,397	(1)	2,655,971	—		—
	31,121	(2)	2,910,747	—		—
	34,169	(3)	3,195,780	—		—
	22,779	(4)	2,130,520	—		—
	4,214	(5)	394,135	—		—
	—		—	13,645	(6)	1,276,217
	—		—	9,796	(7)	916,197
	20,993	(8)	1,963,475	—		—

Thomas R. Reeg	68,918	(9)	6,445,901	—		—
	53,877	(1)	5,039,116	—		—
	59,044	(2)	—	—		—
	64,826	(3)	6,063,176	—		—
	43,217	(4)	4,042,086	—		—
	15,314	(5)	1,432,318	—		—
	—		—	82,507	(10)	7,716,880
	—		—	29,664	(6)	2,774,474
	—		—	21,292	(7)	1,991,442

	45,638	(8)	4,268,522	—		—

Bret Yunker	13,895	(1)	1,299,599	—		—
	15,228	(2)	1,424,275	—		—
	20,258	(3)	1,894,731	—		—
	13,505	(4)	1,263,123	—		—
	3,245	(5)	303,505	—		—
	—		—	41,253	(10)	3,858,393

	—		—	8,475	(6)	792,667

	—		—	6,082	(7)	568,894

	13,039	(8)	1,219,538	—		—

46	2022 PROXY STATEMENT

	STOCK AWARDS
NAME	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)		MARKET VALUE SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)

Anthony L. Carano	43,074	(9)	4,028,711	—		—
	22,449	(1)	2,099,655	—		—
	24,602	(2)	2,301,025	—		—
	27,011	(3)	2,526,339	—		—
	18,007	(4)	1,684,195	—		—
	3,779	(5)	353,450	—		—
	—		—	41,253	(10)	3,858,393
	—		—	11,018	(6)	1,030,514
	—		—	5,932	(7)	554,820

	16,951	(8)	1,585,427	—		—

	8,417	(1)	787,242	—		—

Edmund L. Quatmann, Jr.	9,225	(2)	862,814	—		—
	10,128	(3)	947,272	—		—
	6,752	(4)	631,515	—		—
	2,650	(5)	247,855	—		—
	—		—	20,626	(10)	1,929,150
	—		—	4,767	(6)	445,858
	—		—	7,907	(7)	739,575

	7,334	(8)	685,949	—		—

(1)

Represents PSUs awarded in January 2019 at 91.25% of target (based upon the average of our performance in 2019 at 82.5% of target and 2020 at 100.0% of target (based upon our performance in 2019 and the Compensation Committee’s discretionary evaluation of performance in 2020)) valued at $93.53 per share, which was our closing stock price as of December 31, 2021. These PSUs vested on January 1, 2022. Mr. Yunker’s RSUs were awarded in May 2019 and are eligible to vest on May 2, 2022.

(2)

Represents time-based RSUs awarded in January 2019 valued at $93.53 per share, which was our closing stock price as of December 31, 2021. These RSUs are eligible to vest on January 25, 2022. Mr. Yunker’s RSUs were awarded in May 2019 and are eligible to vest on May 2, 2022.

(3)

Represents PSUs awarded in January 2020 at 150% of target (based upon the average of our performance in 2021 at 200% of target and 2020 at 100.0% of target (based upon our performance in 2021 and the Compensation Committee’s discretionary evaluation of performance in 2020)) valued at $93.53 per share, which was our closing stock price as of December 31, 2021. These PSUs are eligible to vest on January 1, 2023.

(4)	Represents time-based RSUs awarded in January 2020 valued at $93.53 per share, which was our closing stock price as of December 31, 2021. These RSUs are eligible to vest on January 24, 2023.

(5)

Represents time-based RSUs awarded on August 20, 2020 valued at $93.53 per share, which was our closing stock price as of December 31, 2021. These RSUs are eligible to vest one-third on each anniversary of the grant date.

(6)

Represents PSUs awarded on January 29, 2021 at 100.0% of target (based on assuming the targeted relative Total Shareholder Return metric is achieved) valued at $93.53 per share, which was our closing stock price as of December 31, 2021. These PSUs are eligible to vest on January 29, 2024.

(7)

Represents PSUs awarded on January 29, 2021 at 133.3% of target (based upon the average of our performance in 2021 at 200.0% of target and assuming the achievement of targeted performance for the years ended December 31, 2022 and 2023) valued at $93.53 per share, which was our closing stock price as of December 31, 2021. These PSUs are eligible to vest on January 29, 2024.

(8)

Represents time-based RSUs awarded on January 29, 2021 valued at $93.53 per share, which was our closing stock price as of December 31, 2021. These RSUs are eligible to vest one-third on January 29, 2024.

(9)	Represents time-based RSUs awarded in October 2018 valued at $93.53 per share, which was our closing stock price as of December 31, 2021. These RSUs are eligible to vest on October 24, 2023.

(10)

Represents PSUs awarded on August 20, 2020 at 100.0% of target (based on assuming the targeted relative Total Shareholder Return metric is achieved) valued at $93.53 per share, which was our closing stock price as of December 31, 2021. These PSUs are eligible to vest on August 20, 2023.

47

Nonqualified Deferred Compensation

Deferred Compensation Plan

Pursuant to the Caesars Entertainment Corporation Executive Supplemental Savings Plan III (the “Deferred Compensation Plan”), which we assumed from Former Caesars, certain employees, including our executive officers, may elect to defer the payment of all or a portion of their base salary and annual performance bonus earned in respect of a given year. Individual account balances in the Deferred Compensation Plan are adjusted in accordance with deemed investment elections made by the participant using investment vehicles made available from time to time. Distributions from the Deferred Compensation Plan are generally made in the form of a lump-sum payment upon separation of service from the Company.

The Deferred Compensation Plan is an unfunded deferred-compensation arrangement. The table below shows aggregate earnings and balances accrued for the named executive officers for the year ended December 31, 2021.

Name	EXECUTIVE CONTRIBUTIONS IN LAST FISCAL YEAR ($)(1)	COMPANY CONTRIBUTIONS IN LAST FISCAL YEAR ($)	AGGREGATE EARNINGS (LOSS) IN LAST FISCAL YEAR ($)(2)	AGGREGATE WITHDRAWAL/ DISTRIBUTION ($)	AGGREGATE BALANCE AT LAST FISCAL YEAR END ($)(3)

Edmund L. Quatmann, Jr.	607,500	—	8,036	—	615,536

(1)

The amounts shown reflect contributions to the Deferred Compensation Plan, consisting of deferrals of 2021 annual base salary and deferral of a portion of the bonus earned under the 2021 annual incentive plan which was paid in 2022. These amounts are included in the Summary Compensation Table for 2021.

(2)	The amount shown reflects earnings in the Deferred Compensation Plan.

(3)

Reflects account balance accrued as of December 31, 2021, consisting of (i) 2021 base salary deferrals and any earnings thereon, plus (ii) the deferred portion of the bonus earned under the 2021 annual incentive plan that was paid in 2022 (which amount was $495,000).

2021 Option Exercises and Stock Vested Table

The following table sets forth information regarding the exercise of stock options and the vesting of stock awards for each of our Named Executive Officers during the year ended December 31, 2021.

EXECUTIVE NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE	VALUE REALIZED ON EXERCISE(1)	NUMBER OF SHARES ACQUIRED ON VESTING	VALUE REALIZED ON VESTING(2)

Gary L. Carano	—	—	83,800	$6,137,018

Thomas R. Reeg	—	—	57,059	$4,257,858

Bret Yunker	—	—	1,622	$138,908

Anthony L. Carano	—	—	30,142	$2,221,822

Edmund L. Quatmann, Jr.	22,520	$1,907,821	15,402	$1,139,875

(1)

Value realized was computed by multiplying (i) the number of stock options exercised by (ii) the difference between the closing price of a share of common stock on the applicable date of exercise and the applicable exercise price. The number of shares acquired on vesting does not reflect any reductions for shares withheld to satisfy tax withholding obligations.

(2)

Value realized was computed by multiplying the number of RSUs and PSUs that vested during 2021 for the applicable NEOs, by the closing stock price of the underlying shares of our common stock on the applicable vesting date. Shares that have vested remain subject to the applicable stock ownership guidelines. The number of shares acquired on vesting does not reflect any reductions for shares withheld to satisfy tax withholding obligations.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements

New Employment Agreements Effective January 1, 2022

On December 28, 2021, we entered into amended and restated employment agreements with each of the NEOs and new employment agreements with Ms. Lepori and Mr. Jones. Each NEO is referred to herein as an “Executive” and, collectively the amended and restated employment agreements and new executive employment agreements are referred to herein as the “Executive Employment Agreements.” The Executive Employment Agreements became effective on January 1, 2022.

Each Executive Employment Agreement is for a three-year term until January 1, 2025, with automatic one-year renewals unless a notice of non-renewal is provided by either party at least three months before the scheduled

48	2022 PROXY STATEMENT

renewal date, other than Mr. G. Carano’s agreement, which is for a term of one year with automatic one-year renewals unless a notice of non-renewal is provided by either party at least three months before the scheduled renewal date. If a “change in control” (as defined in the applicable Executive Employment Agreement) occurs during the term of the agreement, the then-current term of such agreement will be extended an additional two years from the change in control, subject to automatic renewal for subsequent periods.

The Executive Employment Agreements provide for a base salary, annual incentive bonus opportunity as a percentage of base salary, and a long-term incentive award opportunity as a percentage of base salary, as shown below, which went into effect on January 1, 2022:

EXECUTIVE	BASE SALARY	ANNUAL INCENTIVE BONUS OPPORTUNITY TARGET AS A PERCENTAGE OF BASE SALARY	LONG-TERM INCENTIVE AWARD AS A PERCENTAGE OF BASE SALARY

Gary L. Carano	$750,000	125%	100%

Thomas R. Reeg	$2,000,000	200%	450%

Anthony L. Carano	$1,350,000	125%	300%

Bret Yunker	$1,150,000	125%	300%

Edmund L. Quatmann, Jr.	$775,000	100%	200%

As described in the Compensation Discussion and Analysis section titled “Elements of Executive Compensation and Benefits for 2021—One-Time Cash Bonuses”, each of the NEOs (other than Mr. G. Carano) received a signing bonus pursuant to their respective Executive Employment Agreement in the following amounts: Mr. Reeg ($5,000,000), Mr. A. Carano ($1,500,000), Mr. Yunker ($1,500,000), and Mr. Quatmann ($1,000,000). In the event an Executive’s employment terminates due to the Executive’s resignation without “good reason” or by the Company for “cause” (as such terms are defined in the Executive Employment Agreements), prior to January 1, 2025, the Executive will be required to repay to the Company a pro rata portion of his signing bonus.

In the event of a termination of Mr. Reeg’s employment by the Company without “cause” or if Mr. Reeg terminates his employment for “good reason” (each as defined in Mr. Reeg’s Executive Employment Agreement), Mr. Reeg is entitled to receive (i) a lump-sum payment equal to 1.0 times the sum of his base salary and annual incentive award target, or 2.99 times such amount in the event of such a termination within two years following a change in control, (ii) a lump-sum payment of a prorated portion of his actual annual incentive award, if any, or a prorated portion of his annual incentive award at target in the event of such a termination within two years following a change in control, (iii) a lump-sum payment equal to 12 months of health benefits coverage, or 24 months if such a termination is within two years following a change in control, and (iv) outplacement services for no more than 12 months and in an amount not to exceed $10,000.

For each Executive other than Mr. Reeg, in the event of a termination by the Company without cause or if the Executive terminates his employment for good reason, such Executive is entitled to receive (i) a lump-sum payment equal to 1.0 times the sum of such Executive’s base salary and annual incentive award target, or 2.0 times such amount in the event of such a termination within two years following a change in control, (ii) a lump-sum payment of a prorated portion of such Executive’s annual incentive award based on actual performance for the calendar year that includes the date of the termination, if any, or a prorated portion of such Executive’s target annual incentive award in the event of such a termination within two years following a change in control, (iii) a lump-sum payment equal to 12 months of health benefits coverage, or 18 months if such a termination is within two years following a change in control, and (iv) outplacement services for no more than 12 months and in an amount not to exceed $10,000.

The Executive Employment Agreements contain certain customary non-competition, non-solicitation and confidentiality provisions (namely, 12-month post-termination non-competition and non-solicitation restriction, and perpetual confidentiality provisions).

Employment Agreements in effect as of December 31, 2021

During 2021, our NEOs were party to employment agreements that were substantially similar to the Executive Employment Agreements described above (the “2021 Employment Agreements”). Below is a description of the severance provisions included in the 2021 Employment Agreements:

In the event of a termination of Mr. Gary L. Carano’s employment without “cause” or if he terminated his employment for “good reason” (each as defined in his 2021 Employment Agreement), then he would be entitled

49

to receive (i) a lump-sum payment equal to 1.5 times the sum of his base salary and annual incentive award target, or 2.99 times such amount in the event of such a termination within two years following a change in control, (ii) a lump-sum payment of a prorated portion of his actual annual incentive award for the year of termination, if any, or a prorated portion of his annual incentive award at target level in the event of such a termination within two years following a change in control, (iii) a lump-sum payment equal to 18 months of health benefits coverage, or 24 months if such a termination was within two years following a change in control, and (iv) if such termination was not in connection with a change in control, outplacement services for no more than 18 months and in an amount not to exceed $15,000 in the aggregate.

With respect to Messrs. Reeg, A. Carano, Yunker and Quatmann, in the event that we terminated the executive’s employment without “cause” or if such executive terminated his employment for “good reason” (each as defined in the applicable executive’s 2021 Employment Agreement), such executive would have been entitled to receive (i) a lump-sum payment equal to 1.0 times the sum of such executive’s base salary and annual incentive award target (or, for Messrs. A. Carano, Yunker and Quatmann, 2.0 times such amount (2.99 for Mr. Reeg) in the event of such a termination within two years following a change in control), (ii) a lump-sum payment of a prorated portion of such executive’s actual annual incentive award for the calendar year that includes the date of the termination, if any, or a prorated portion of such executive’s annual incentive award at target level in the event of such a termination within two years following a change in control, (iii) a lump-sum payment equal to 12 months of health benefits coverage (or, for Messrs. A. Carano, Yunker and Quatmann, 18 months (24 for Mr. Reeg) if such a termination is within two years following a change in control), and (iv) if such termination is not in connection with a change in control, outplacement services for no more than 12 months and in an amount not to exceed $10,000.

The 2021 Employment Agreements included non-competition and non-solicitation provisions that would have applied for 12 months (18 months for Mr. G. Carano) following the executive’s termination of employment.

Potential Payments Upon Termination or Change in Control Table

The following table describes and quantifies certain compensation that would become payable under existing agreements, plans and arrangements, with named executive officers, as described above if the triggering event occurred on December 31, 2021, given compensation levels as of such date and, if applicable, based on our closing stock price on that date.

The amounts shown in the table below reflect the severance provisions included in the NEOs’ employment agreements that were in effect as of December 31, 2021.

Name		Voluntary	Involuntary termination with Cause	Involuntary termination without cause or for good reason	Death	Disability	Change in Control	Termination without cause or for good reason following a Change in Control

Gary Carano	Cash Severance	—	—	8,225,000	1,750,000	1,750,000	—	11,168,500
	Other Benefits	—	—	36,164	—	14,109	—	48,219
	RSUs and PSUs	—	—	10,991,552	12,376,848	12,376,848	15,443,043	15,443,043

Thomas R. Reeg	Cash Severance	—	—	14,000,000	4,000,000	4,000,000	—	21,940,000
	Other Benefits	—	—	30,929	—	20,929	—	46,394
	RSUs and PSUs	—	—	31,329,136	34,340,615	34,340,615	45,296,252	45,296,252

Bret Yunker	Cash Severance	—	—	4,750,000	1,250,000	1,250,000	—	5,750,000
	Other Benefits	—	—	18,008	—	8,008	—	18,008
	RSUs and PSUs	—	—	7,886,754	8,747,120	8,747,120	12,624,677	12,624,677

Anthony L. Carano	Cash Severance	—	—	6,175,000	1,625,000	1, 625,000	—	7,475,000
	Other Benefits	—	—	30,686	—	20,686	—	46,028
	RSUs and PSUs	—	—	14,657,437	15,775,942	15,775,942	20,207,237	20,207,237

Edmund L. Quatmann, Jr.	Cash Severance	—	—	3,000,000	750,000	750,000	—	3,750,000

	Other Benefits	—	—	30,734	—	20,734	—	46,101

	RSUs and PSUs	—	—	4,255,381	4,257,067	4,257,067	6,857,767	6,857,767

50	2022 PROXY STATEMENT

The amounts included in “Cash Severance” above includes the cash severance payments described for each NEO under “2021 Employment Agreements” above (i.e., the sum of annual base salary and target incentive bonus, multiplied by the applicable severance multiple). Cash Severance on a termination without cause or for good reason also includes the full amount of the actual annual incentive bonus earned in respect of the 2021 calendar year (or, on a termination without cause or for good reason following a change of control, the full target amount), which amount would also become payable assuming such termination happened on December 31, 2021, given there would be no pro-ration. The amounts included under “Other Benefits” includes the amounts payable in respect of COBRA continuation and outplacement services, as applicable.

Under the 2021 Employment Agreements, upon the occurrence of an NEO’s death, he would receive a pro-rated target annual incentive bonus for such year, and upon the occurrence of an NEO’s disability, he would receive a pro-rated target annual incentive bonus for such year, plus continuation of COBRA benefits for a certain period. The amount shown under “Cash Severance” in the table above under these scenarios includes a full target incentive bonus amount for the year of termination, assuming such event occurred on December 31, 2021, given there would be no pro-ration.

Under the terms of the PSUs and RSUs granted prior to the Merger, all unvested awards would become fully vested upon the NEO’s termination by the Company without “cause”, by the executive for “good reason”, or as a result of the executive’s death or disability (with PSUs vesting at target level). For awards granted following the Merger during 2020, upon a termination by the Company without “cause”, by the executive for “good reason”, or as a result of the executive’s death or disability, other than during the 24-month period following a change of control, a pro-rated portion of the next tranche of RSUs would become vested, and a pro-rated portion of the PSUs would remain eligible to be earned following the end of the performance period based on actual performance. For awards granted following the Merger during 2021, upon a termination as a result of the executive’s death, disability or retirement, other than during the 18-month period following a change of control, all unvested RSUs would become vested, and a pro-rated portion of the PSUs would remain eligible to be earned following the end of the performance period based on actual performance. For purposes of the chart above, we have assumed “target” level performance was achieved for purposes of calculating the acceleration of unvested PSUs in these termination scenarios.

For purposes of calculating the value of RSUs and PSUs upon a change of control, or upon a termination by the company without “cause” or by the executive for “good reason” following a change of control, we have assumed that no replacement award was provided in connection with the change of control and that each NEO’s employment was terminated on December 31, 2021, and that all unvested RSUs and PSUs vested at “target” level. For RSUs and PSUs granted following the Merger, unvested awards would not accelerate automatically if a “replacement award” was provided.

51

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of Mr. Reeg, our Chief Executive Officer, and the annual total compensation of all of our employees. We believe this pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

To determine the median of the total annual compensation of all of our employees, we utilized the following methodology.

For purposes of determining the median employee in respect of 2021, we determined that, as of December 31, 2021, the employee population of the Company and its consolidated subsidiaries consisted of approximately 48,122 employees as reflected in our internal payroll records. This population included full-time, part-time and seasonal employees employed by us on that date. Less than 5% of our employee population is located outside the US. We did not exclude any employees from our population for purposes of calculating the pay ratio.

To identify our median employee from this population for 2021, we used cash compensation paid during 2021, consisting of base cash salary for salaried employees and cash compensation paid at the applicable hourly rate for non-salaried employees, plus bonus payments, other cash-based wages and matching contributions to the employees’ 401k plan account for all employees. We annualized the cash compensation for any employees who were hired during 2021. Certain of our non-salaried employees also may receive tip income, which we excluded for purposes of determining the median employee.

We determined that the median employee’s annual total compensation for 2021 was $35,618 and the annual total compensation of our CEO was $22,576,517 as shown in the “Total” column of the Summary Compensation Table included in this Proxy Statement (which amount includes the $5 million one-time cash bonus paid to Mr. Reeg in December 2021 in connection with his new employment agreement that is subject to forfeiture under certain termination scenarios). Based on this information, for 2021 the ratio of the annual total compensation of Mr. Reeg to the annual total compensation of the median employee was 634 to 1.

Because the SEC rules for identifying the median employee of the annual total compensation of our employees and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported by other companies may not be comparable to our pay ratio, as other companies may utilize different methodologies in calculating their pay ratios.

52	2022 PROXY STATEMENT

DIRECTOR COMPENSATION

The Compensation Committee is responsible for reviewing director compensation and making relevant recommendations to the Board. Aon, the Compensation Committee’s independent consultant, annually prepares a competitive total compensation study against the same peers as used for our annual executive compensation study.

The Compensation Committee approved the following director compensation program, based on a report and recommendation provided by Aon:

COMPONENT	ANNUAL AMOUNT

Annual retainer	$100,000

Lead Independent Director	$50,000

Audit Committee service	$20,000

Compensation Committee service	$15,000

Corporate Social Responsibility Committee service	$15,000

Nominating and Corporate Governance Committee service	$10,000

Audit Committee Chair	$40,000

Compensation Committee Chair	$30,000

Corporate Social Responsibility Committee Chair	$30,000

Nominating and Corporate Governance Committee Chair	$20,000

Annual equity grant	$225,000

Vice Chair equity grant	$200,000

All of our directors are reimbursed for expenses incurred in connection with their service on the Board. In addition, as a casino-entertainment and hospitality services provider, we are able to provide perquisites relating to food and beverage, hotel, entertainment and related offerings at little or no additional cost to us. These offerings allow members of our Board and management the opportunity to better understand and experience our products and services.

The following table sets forth the compensation provided by the Company to non-employee directors during 2021:

NAME	FEES EARNED OR PAID IN CASH ($)(7)	STOCK AWARD OR UNIT ($)(8)(9)	ALL OTHER COMPENSATION ($)	TOTAL ($)

Bonnie S. Biumi	120,000	206,454	—	326,454

Jan Jones Blackhurst(1)	140,000	206,454	13,941	360,395

Frank J. Fahrenkopf Jr.(2)	130,000	206,454	—	336,454

Don R. Kornstein(1)(3)	267,030	390,031	6,115	663,176

Courtney R. Mather(4)	130,000	206,454	—	336,454

Sandra D. Morgan(5)	16,667	—	—	16,667

Michael E. Pegram(6)	125,000	206,454	—	331,454

David P. Tomick	200,000	206,454	—	406,454

(1)

Ms. Jones Blackhurst and Mr. Kornstein receive medical, dental and vision insurance coverage under the Former Caesars health insurance plans, which plans were assumed by the Company in connection with the Merger. The amount shown under “All Other Compensation” represents the amounts paid by the Company during 2021 in connection with providing Mr. Kornstein and Ms. Jones Blackhurst with these benefits.

(2)	Mr. Fahrenkopf previously elected to defer his annual equity grant for 2021 under the Director Deferred Compensation Plan.

(3)

Mr. Kornstein was appointed as Chairman of the Board of Directors of Caesars Entertainment UK Limited (“CEUK”) on November 10, 2020. In consideration for his service specifically related to Chairman of the Board of CEUK and his leadership efforts in connection with potential strategic alternatives outside the U.S., our Board of Directors approved additional compensation for Mr. Kornstein of $28,000/quarter beginning with the fourth quarter of 2020 and continued until September 30, 2021.

(4)

Mr. Mather previously elected to defer his cash retainer fees into deferred phantom stock units under the Director Deferred Compensation Plan. He also elected to defer his annual equity grant for 2021.

53

(5)	Ms. Morgan was elected to our Board effective November 7, 2021. Accordingly, her cash fees were prorated and she did not receive a stock award during 2021.

(6)	Mr. Pegram previously elected to defer his annual equity grant for 2021 under the Director Deferred Compensation Plan.

(7)	Represents fees paid in cash in respect of service during the calendar year 2021.

(8)	Amounts shown represent the grant date fair value of stock awards calculated in accordance with FASB ASC 718.

(9)

As of December 31, 2021, none of the non-employee directors held unvested stock awards. As of December 31, 2021, Messrs. Fahrenkopf, Mather and Pegram held 49,015, 2,933 and 44,403 deferred stock units, respectively.

Pursuant to the Caesars Entertainment Corporation Outside Director Deferred Compensation Plan (“Director Deferred Compensation Plan”), which was assumed by the Company in connection with the Merger and adopted by the Board effective as of January 1, 2021, non-employee directors have an opportunity to defer their Board compensation and equity grants.

As described above in the section titled “Board Leadership and Risk Oversight”, as a publicly traded corporation registered with and licensed by multiple regulatory bodies and as required by the Mississippi Gaming Commission, Nevada Gaming Commission, and New Jersey Casino Control Commission, we maintain a Compliance Committee, which currently includes independent directors Ms. Morgan and Messrs. Fahrenkopf and Pegram, and non-director members Mr. A.J. “Bud” Hicks (who serves as the chairperson and an independent member of the Compliance Committee), Anthony L. Carano, Ms. Lepori and Mr. Jeffrey Hendricks (who serves as the Compliance Officer). Mr. Quatmann also serves as an ex-officio member of the Compliance Committee. Ms. Morgan and Messrs. Fahrenkopf and Pegram each receive an annual cash retainer fee of $10,000 for service on the Compliance Committee, which is included in the table above.

54	2022 PROXY STATEMENT

The Audit Committee reviews the performance and independence of the independent registered public accounting firm annually. During 2021, the Audit Committee continued to retain Deloitte & Touche LLP (“Deloitte”). If the Company’s shareholders do not ratify the appointment of Deloitte, the Audit Committee will reconsider the appointment and may affirm the appointment or retain another independent accounting firm. Even if the appointment is ratified, the Audit Committee may in the future replace Deloitte as our independent registered public accounting firm if it is determined that it is in the Company’s best interests to do so.

Representatives of Deloitte will be present at the Annual Meeting, and they will have the opportunity to make a statement if they desire to do so. We also expect that they will be available to respond to appropriate questions.

55

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.

The purpose of the Audit Committee is to oversee our accounting and financial reporting processes and our consolidated financial statements. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are “independent,” as required by applicable listing standards of NASDAQ and the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. The Audit Committee operates pursuant to an Audit Committee Charter that was adopted in July 2020. As set forth in the Audit Committee Charter, our management is responsible for the preparation, presentation and integrity of our consolidated financial statements and for the effectiveness of internal control over financial reporting. Management is responsible for maintaining our accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for auditing our consolidated financial statements and expressing an opinion as to their conformity with generally accepted accounting principles in the U.S. In addition, our independent registered public accounting firm expresses an opinion on the effectiveness of our internal controls over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

As part of its responsibility to monitor and oversee our internal controls over financial reporting the Audit Committee received and reviewed periodic reports and updates from our management and our independent registered public accounting firm on our compliance with our obligations relating to documenting and testing its internal controls over financial reporting. The Audit Committee also discussed with management, and our independent registered public accounting firm, management’s assessment of the effectiveness of our internal controls over financial reporting, which was included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and our independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 61, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the PCAOB regarding the independent registered public accounting firm’s communication with the Audit Committee concerning independence, including the PCAOB Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, as currently in effect, and has discussed with the independent registered public accounting firm that firm’s independence.

Our members of the Audit Committee are not full-time employees and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of our consolidated financial statements has been carried out in accordance with the audit standards of the PCAOB, that the consolidated financial statements are presented in accordance with generally accepted accounting principles or that our independent registered public accounting firm is in fact “independent.”

56	2022 PROXY STATEMENT

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021.

David P. Tomick Chair	Bonnie S. Biumi	Courtney R. Mather

POLICY ON AUDIT COMMITTEE PRE-APPROVAL

The Audit Committee’s charter provides for the pre-approval of audit and non-audit services performed by our independent registered public accounting firm(s). Under the charter, the Audit Committee may pre-approve specific services, including fee levels, by the independent registered public accounting firm(s) in a designated category (audit, audit-related, tax services and all other services). The Audit Committee may delegate, in writing, this authority to one or more of its members, provided that the member or members to whom such authority is delegated must report their decisions to the Audit Committee at its next scheduled meeting. All audit, tax and other services provided by Ernest & Young LLP (prior to the Merger during 2020) and Deloitte & Touche LLP were pre-approved by the Audit Committee.

FEES PAID TO AUDITORS

The following table summarizes the aggregate fees paid to Deloitte & Touche LLP or accrued by the Company during 2021:

	2021 ($)	2020 ($)

Audit Fees(1)	9,992,360	6,898,064

Audit-Related Fees(2)	1,121,000	860,000

Tax Fees(3)	62,376	319,799

All Other Fees	—	—

Total(4)	11,175,736	8,077,863

(1)	Audit fees include:

•

Audit of the Company’s annual financial statements, including the audits of the various subsidiaries’ financial statements, including those of gaming operations as required by the regulations of the respective jurisdictions;

•	International audit fees and other non-recurring audits

•	Sarbanes-Oxley Act, Section 404 attestation services;

•	Reviews of the Company’s quarterly financial statements;

•	Consents and other services related to SEC matters and debt offerings; and

•	Related out-of-pocket expenses.

•	For 2021, audit fees includes $440,000 for audit services requested by a third party for which the Company was fully reimbursed.

(2)	Audit-Related Fees include:

•	Quarterly revenue and compliance audits performed at certain of our properties as required by state gaming regulations;

•	Audits of employee benefit plans;

•	Agreed-upon procedures engagements; and

•	Related out-of-pocket expenses.

(3)	Tax Fees include:

•	Tax-planning and advice are services rendered with respect to proposed transactions or that alter a transaction to obtain a particular tax result. Such services consisted of:

i.	Tax advisory and general consulting services;

ii.	Assistance with the calculation of former ERI properties Work Opportunity Tax Credit; and

iii.	Consultation to substantiate how CEC (2020)/CEI (2021) payments to employees qualify for the COVID-19 Retention Credit.

(4)

Fees paid to our auditors are inclusive of approximately $7 million related to our recurring annual and interim reporting, including our required statutory audits, for the years ended December 31, 2021 and 2020. Additional audit fees incurred in 2021 were attributable to a business acquisition, the disposal of certain international operations, and various nonrecurring standalone audits.

57

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S INDEPENDENCE

In considering the nature of the services provided by the independent registered public accounting firm, the Audit Committee discussed these services with the independent registered public accounting firm and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. The Audit Committee determined that such services are compatible with the provision of independent audit services.

58	2022 PROXY STATEMENT

OTHER BUSINESS

Management is not aware at this date that any other business matters will come before the meeting. If, however, any other matters should properly come before the meeting, it is the intention of the persons named in the proxy to vote thereon in accordance with their judgment. The persons named in the proxy card will vote in accordance with the recommendation of the Board on any other matters incidental to the conduct of, or otherwise properly brought before, the annual meeting. The proxy card contains discretionary authority for them to do so.

NOTICE REGARDING ABANDONED PROPERTY LAW OF NEW YORK STATE

We have been informed by our transfer agent, Continental Stock Transfer & Trust Company (the “Transfer Agent”), that New York State now requires the Company’s Transfer Agent to report and escheat all shares held by our record shareholders if there has been no written communication received from the shareholder for a period of five years. This regulation pertains specifically to corporate issuers who do not pay dividends and their shareholders with New York, foreign or unknown addresses. The law mandates escheatment of shares even though the certificates are not in the Transfer Agent’s possession, and even though the shareholder’s address of record is apparently correct.

The Transfer Agent has advised us that the law requires the Transfer Agent to search its records as of June 30 each year in order to determine those New York resident shareholders from whom it has had no written communication within the past five years. Written communication would include transfer activity, voted proxies, address changes or other miscellaneous written inquiries. For those shareholders who have not contacted the Transfer Agent in over five years, a first-class letter must be sent notifying them that their shares will be escheated in November if they do not contact the Transfer Agent in writing prior thereto. All written responses will be entered in the Transfer Agent’s files, but those who do not respond will have their shares escheated. Shareholders will be able to apply to New York State for the return of their shares.

Accordingly, shareholders that may be subject to New York’s Abandoned Property Law should make their inquiries and otherwise communicate, with respect to us, in writing. Shareholders should contact their attorneys with any questions they may have regarding this matter.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

RELATED PARTY TRANSACTION POLICY

APPROVAL OF RELATED PARTY TRANSACTIONS

Our Code of Ethics and Business Conduct (the “Code”) requires that any proposed transaction between us and a related party, or in which a related party would have a direct or indirect material interest, be promptly disclosed to our Compliance Committee. The Compliance Committee is required to disclose such proposed transactions promptly to our Audit Committee.

Our Audit Committee Charter and the Code requires our Audit Committee to review and approve all of our related party transactions. Any director having an interest in the transaction is not permitted to vote on such transaction. The Audit Committee will determine whether or not to approve any such transaction on a case-by-case basis and in accordance with the provisions of the Audit Committee Charter and the Code, including the standards set forth in the Conflicts of Interest Policy contained in the Code. Under the Code, a “related party” is any of the following:

•	a director (or director nominee);

59

•	an executive officer of the Company;

•	an immediate family member of any executive officer or director;

•	a beneficial owner of five percent or more of any class of our voting securities;

•	an entity in which one of the above described persons has a substantial ownership interest or control of such entity; or

•	any other person or entity that would be deemed to be a related person under Item 404 of SEC Regulation S-K or applicable NASDAQ rules and regulations.

A related party transaction is defined as a transaction, arrangement or relationship (or any series of similar transactions, arrangements, or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any related party had, has or will have a direct or indirect interest.

RELATED PARTY TRANSACTIONS

LEASED PROPERTY

We own the entire parcel on which Eldorado Reno is located, except for approximately 30,000 square feet which is leased from C. S. & Y. Associates, which is an entity partially owned by Recreational Enterprises, Inc. (“REI”), which is owned by members of the Carano family, including Gary L. Carano, and various trusts of which members of the Carano family are beneficiaries. In addition, each of Gary L. Carano and Thomas R. Reeg serve as members of the board of directors of REI. The lease expires on June 30, 2057. Rent pursuant to the lease amounted to $600,000 in 2021.

60	2022 PROXY STATEMENT

COMPENSATION PAID TO FAMILY MEMBERS

For the period beginning January 1, 2021 to April 11, 2022, family members who are related to Gary L. Carano and Thomas R. Reeg were paid compensation in connection with their positions as follows:

NAME	RELATIONSHIP	POSITION	ENTITY	CASH & OTHER COMPENSATION ($)(1)	2021 RSUs ($)(2)	2022 RSUs ($)(3)	TOTAL ($)

Cindy Carano	Sister of Gary L. Carano	Executive Director of Community Relations (Retired)	Silver Legacy, Eldorado Reno and Circus Circus Reno	162,036	18,301	—	180,337

Glenn Carano	Brother of Gary L. Carano	Regional President of Tribal Gaming Properties (Retired)	Caesars Entertainment Services	1,216,101	407,243	—	1,623,344

William Reeg	Brother of Thomas R. Reeg	Senior Vice President of Regional Operations	Caesars Entertainment Services	993,756	337,859	314,574	1,646,189

Shawn Clancy	Brother-in-law of Thomas R. Reeg	Chief Development Officer	Caesars Entertainment Services	742,760	205,780	173,815	1,122,355

Nina Carano	Daughter of Gary L. Carano	Director of Corporate Advertising	Caesars Entertainment Services	297,203	18,301	17,440	332,944

Katie Carano Miller	Daughter of Gary L. Carano	Senior Vice President, Communications and Government Relations	Caesars Entertainment Services	710,043	189,898	183,520	1,083,461

Gene Carano	Brother of Gary L. Carano	Vice President of Operations	Caesars Entertainment Services	233,503	—	—	233,503

Gregg Carano	Brother of Gary L. Carano	Senior Vice President of Food and Beverage	Caesars Entertainment Services	191,404	—	—	191,404

Donald Carano II	Nephew of Gary L. Carano	Director of Community Relations	Silver Legacy, Eldorado Reno and Circus Circus Reno	178,697	18,301	17,440	214,438

(1)

Includes base salary, bonus amounts paid (if any) in respect of 2021 performance, 401(k) matching contributions, insurance premiums and, to the extent applicable, certain other personal benefits. For Ms. Cindy Carano and Mr. Glenn Carano, amount also reflects cash severance paid.

(2)	Represents aggregate grant date fair value of performance and time-based RSUs granted during 2021.

(3)	Represents aggregate grant date fair value of performance and time-based RSUs granted during 2022.

61

SECURITY OWNERSHIP

The following table provides certain information regarding the beneficial ownership of our outstanding capital stock based on public disclosures or otherwise known to the Company as of April 18, 2022:

•	Each person or group known to us to be the beneficial owner of more than 5% of our capital stock.

•	Each of our named executive officers in the Summary Compensation Table.

•	Each of our directors and director nominees; and

•	All our current directors and executive officers as a group.

Beneficial ownership of shares is determined under the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote, and subject to applicable community or marital property laws, the persons identified in the table possess sole voting and investment power with respect to all shares of common stock held by them. Shares of common stock subject to options currently exercisable or exercisable within 60 days of April 18, 2022 are deemed outstanding for the purpose of calculating the percentage of outstanding shares of the person holding these options but are not deemed outstanding for the purpose of calculating the percentage of outstanding shares owned by any other person.

The percentage of class is based on 214,395,319 shares of our common stock outstanding as of April 18, 2022. Unless otherwise indicated, the address for each of the shareholders listed below is c/o 100 West Liberty Street, Suite 12th Floor, Reno, Nevada, 89501.

NAME OF BENEFICIAL OWNER	SHARES OF COMMON STOCK BENEFICIALLY OWNED (#)	PERCENTAGE OF CLASS (%)

>5% Shareholders

Vanguard Group(1)	21,553,347	10.1%

Fidelity Management Research LLC(2)	18,815,340	8.8%

Capital Research Global Investors(3)	17,309,116	8.1%

BlackRock, Inc.(4)	15,270,104	7.1%

Capital World Investors(5)	10,853,891	5.1%

Non-Employee Directors

Bonnie Biumi(6)	17,490	*

Jan Jones Blackhurst	5,628	*

Frank J. Fahrenkopf, Jr.(7)	51,710	*

Don R. Kornstein(8)	33,353	*

Courtney R. Mather(9)	19,788	*

Sandra D. Morgan	1,939	*

Michael E. Pegram(10)	128,407	*

David P. Tomick(11)	63,810	*

Named Executive Officers

Gary L. Carano(12)	250,548	*

Thomas Reeg(13)	234,506	*

Anthony L. Carano(14)	99,365	*

Bret Yunker(15)	69,608	*

Edmund L. Quatmann, Jr.	18,263	*

All current directors and executive officers as a group (15 persons)(16)	1,036,870	0.5%

*	Indicates less than 1%.

(1)

Information regarding the number of shares beneficially owned is included herein in reliance on Schedule 13G/A as filed with the Securities and Exchange Commission on February 9, 2022. The address of The Vanguard Group, LLC is 100 Vanguard Blvd, Malvern, PA 19355.

62	2022 PROXY STATEMENT

(2)

Information regarding the number of shares beneficially owned is included herein in reliance on Schedule 13G/A as filed with the Securities and Exchange Commission on February 9, 2022. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(3)

Information regarding the number of shares beneficially owned is included herein in reliance on Schedule 13G as filed with the Securities and Exchange Commission on February 11, 2022. The address of Capital Research Global Investors is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071.

(4)

Information regarding the number of shares beneficially owned is included herein in reliance on Schedule 13G/A as filed with the Securities and Exchange Commission on February 8, 2022. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(5)

Information regarding the number of shares beneficially owned is included herein in reliance on Schedule 13G as filed with the Securities and Exchange Commission on February 11, 2022. The address of Capital World Investors is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071.

(6)	Includes 4,612 deferred RSUs that are acquirable within 60 days.

(7)	Includes of 49,015 deferred RSUs that are acquirable within 60 days.

(8)	Includes 6,500 shares held indirectly through a trust established for the benefit of children.

(9)

Mr. Mather has elected to defer his cash board fees into deferred stock units, pursuant to the Caesars Entertainment, Inc. Outside Director Deferred Compensation Plan. Includes 14,160 deferred phantom stock units and 5,628 deferred RSUs that are acquirable within 60 days.

(10)	Includes 47,098 deferred RSUs.

(11)

Includes 41,470 deferred RSUs that are acquirable within 60 days. Also includes 30,000 deferred RSUs transferred to a trust for the benefit of Mr. Tomick’s children. Includes 4,700 shares owned by Mr. Tomick’s wife.

(12)

Represents shares of common stock owned directly by Mr. Gary L. Carano and indirectly by Mr. Gary L. Carano through the Gary L. Carano S Corporation Trust and includes 60,020 shares of common stock that are subject to a pledge arrangement and 40,000 shares owned by Mr. Gary L. Carano’s wife. In addition to the shares of our common stock reported in the table above, Gary L. Carano directly and indirectly through various trusts holds a 10.1% ownership interest in and is a member of the board of directors of, REI, which was a greater than 5% shareholder during 2021. He does not hold voting power or dispositive power with respect to REI’s 8,604,325 shares of our common stock and he disclaims beneficial ownership of REI’s 8,604,325 shares of our common stock except to the extent of any pecuniary interest therein. Information regarding the number of shares beneficially owned is included herein in reliance on Schedule 13D as filed with the Securities and Exchange Commission on October 1, 2020.

(13)

Includes 99,608 shares of common stock that are subject to a pledge arrangement. Mr. Reeg is a member of the board of directors of REI. Mr. Reeg does not have voting or dispositive power with respect to the shares of common stock held by REI and disclaims beneficial ownership of such shares of common stock.

(14)	Includes 51,677 shares of common stock that are subject to a pledge arrangement.

(15)	Includes 29,123 shares of RSUs that are acquirable within 60 days.

(16)	Consists of ten current members of our Board, each Named Executive Officer and Ms. Lepori and Mr. Jones. Includes any vested stock options or deferred RSUs that are acquirable within 60 days.

WHERE TO FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and in accordance therewith, we file annual, quarterly and current reports and other information with the SEC. This information may be accessed electronically by means of the SEC’s Internet site at http://www.sec.gov. We are an electronic filer, and the SEC maintains an Internet site at http://www.sec.gov that contains the reports and other information we file electronically. Our website address is www.caesars.com. Please note that our website address is provided as an inactive textual reference only. We make available free of charge, through our website, our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. The information provided on or accessible through our website is not part of this Proxy Statement.

63

WHAT IS THE PURPOSE OF THE ANNUAL MEETING, AND WHAT AM I VOTING ON?

At the Annual Meeting you will be voting on the following proposals:

1.

To elect ten directors, each to serve until the 2023 annual meeting of the shareholders of the Company or until his or her respective successor is duly elected and qualified. This year’s Board of Directors nominees are:

•	Gary L. Carano

•	Bonnie S. Biumi

•	Jan Jones Blackhurst

•	Frank J. Fahrenkopf

•	Don R. Kornstein

•	Courtney R. Mather

•	Sandra D. Morgan

•	Michael E. Pegram

•	Thomas R. Reeg

•	David P. Tomick

2.	To hold an advisory vote to approve the compensation of the Company’s named executive officers.

3.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

WHAT ARE THE BOARD OF DIRECTORS’ VOTING RECOMMENDATIONS?

The Company’s Board of Directors recommends the following votes:

1.	FOR each of the director nominees.

2.	FOR the approval, on an advisory, non-binding basis, of the compensation of the Company’s named executive officers.

3.	FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

HOW CAN I ATTEND THE ANNUAL MEETING?

Our Annual Meeting will be a hybrid meeting of shareholders, which will be conducted both in-person and simultaneously online via live video webcast. You will be able to attend the annual meeting of shareholders in person at Eldorado Resort & Casino 345 North Virginia Street, Reno, Nevada 89501, or virtually by live video webcast by visiting http://www.virtualshareholdermeeting.com/CZR2022. You also will be able to vote your shares in-person or electronically at the hybrid annual meeting.

HOW WILL THE HYBRID MEETING WORK?

Due to continuing public health and safety concerns resulting from the COVID-19 pandemic, our Board of Directors has determined to hold the Annual Meeting both in-person and by remote communication via live video webcast. Shareholders may attend the meeting at the designated physical location if they wish to do so, and the simultaneous webcast option will allow all shareholders to join the meeting, regardless of location.

64	2022 PROXY STATEMENT

CAN I ASK QUESTIONS DURING THE MEETING?

Yes. To submit your questions in advance of the Annual Meeting, please log on to www.proxyvote.com

WHO IS ENTITLED TO VOTE?

As of the close of business on April 18, 2022 which is the “Record Date,” 214,395,319 shares of common stock were outstanding (excluding shares of Caesars common stock being held in escrow trust to satisfy unsecured claims pursuant to the Third Amended Joint Plan of Reorganization, filed with the U.S. Bankruptcy Court for the Northern District of Illinois in Chicago on January 13, 2017, at Docket No. 6318, which are not entitled to vote (the “Escrow Trust Shares”)). All record holders of Company common stock (other than the holder of the Escrow Trust Shares) are entitled to vote. Each share of common stock outstanding as of the Record Date is entitled to one vote.

WHO MAY ATTEND THE ANNUAL MEETING?

Shareholders of record as of the close of business on the Record Date, or their duly appointed proxies may attend the annual meeting either in-person or by accessing the live video webcast.

WHO IS SOLICITING MY VOTE?

Our Board is sending you and making available this proxy statement in connection with the solicitation of proxies for use at the annual meeting. The Company pays the cost of soliciting proxies. Proxies may be solicited in person or by telephone, facsimile, electronic mail or other electronic medium by certain of our directors, officers and employees, without additional compensation. Forms of proxies and proxy materials may also be distributed through brokers, custodians and other like parties to the beneficial owners of shares of our common stock, in which case we will reimburse these parties for their reasonable out-of-pocket expenses. The Company has also made arrangements with D.F. King to assist it in soliciting proxies and has agreed to pay D.F. King approximately $15,000, plus reasonable expenses for these services.

HOW MANY SHARES MUST-BE PRESENT TO CONDUCT THE ANNUAL MEETING?

A majority of the shares of our common stock entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Shares of our common stock represented in person or by proxy (including shares which abstain, broker non-votes and shares that are not voted with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

WHAT IS THE VOTE REQUIRED TO ELECT DIRECTORS?

Directors are elected by a plurality of the votes cast by shareholders present in person or by proxy at the annual meeting and entitled to vote on the election of directors. Shareholders may vote FOR all or some of the nominees or shareholders may vote WITHHOLD with respect to one or more of the nominees. The affirmative vote of the holders of a plurality of the shares represented at the meeting in person or by proxy and entitled to vote thereon is required to elect a director. A vote to WITHHOLD will have the effect of a negative vote. Abstentions and broker non-votes will not affect the outcome of the election of directors, because they are not considered votes cast.

WHAT IS THE VOTE REQUIRED TO APPROVE THE OTHER PROPOSALS?

The affirmative vote of a majority of the votes cast by shareholders present in person or by proxy at the annual meeting and entitled to vote at the annual meeting is required to (i) approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers (Proposal 2), and (ii) ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022 (Proposal 3). Abstentions and broker non-votes are not considered votes cast although they are counted toward determining whether or not there is a quorum. Accordingly, abstentions and broker non-votes will have no effect on Proposals 2 and 3. Proposal 3 is a routine matter and brokers are entitled to exercise their voting discretion without receiving instructions from the beneficial owner of the shares, and therefore no broker non-votes are expected with respect to Proposal 3.

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Other matters may be voted on if they are properly brought before the Annual Meeting in accordance with our Bylaws. We know of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken, then the persons named as proxies will have discretion to vote on those matters according to their best judgment to the same extent as the person signing the proxy would be entitled to vote. At the date of this proxy statement, we do not anticipate that any other matters will be raised at the Annual Meeting.

IS CUMULATIVE VOTING PERMITTED?

No.

WHAT IF I ABSTAIN FROM VOTING?

If you attend the meeting or send in your signed proxy card but abstain from voting, you will still be counted for purposes of determining whether a quorum exists. For the effect of abstentions on the outcome of the vote on any proposal, see the questions above “What is the vote required to elect directors?” and “What is the vote required to approve the other proposals?”.

WHAT IS A “BROKER NON-VOTE”?

Under the stock exchange rules, brokers and nominees may exercise their voting discretion without receiving instructions from the beneficial owner of the shares on proposals that are deemed to be routine matters. If a proposal is a non-routine matter, a broker or nominee may not vote the shares on the proposal without receiving instructions from the beneficial owner of the shares. If a broker turns in a proxy card expressly stating that the broker is not voting on a non-routine matter, such action is referred to as a “broker non-vote.” Broker non-votes will be counted for purposes of determining the presence of a quorum. Routine matters include ratification of the selection of independent public accountants. Non-routine matters include, among other things, election of directors (Proposal 1) and advisory votes to approve the compensation of our named executive officers (Proposal 2). As a result, if you do not instruct your bank, broker or other holder of record on how to vote your shares on Proposals 1 and 2, then your shares may not be voted on these matters at the Annual Meeting. Accordingly, we urge you to give instructions to your bank, broker or other holder of record as to how you wish your shares to be voted so you may participate in the voting on these important matters. For the effect of broker non-votes on the outcome of the vote on any proposal, see the questions above “What is the vote required to elect directors?” and “What is the vote required to approve the other proposals?”.

WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD OR VOTE BY TELEPHONE OR OVER THE INTERNET?

If you are a registered shareholder and you do not sign and return your proxy card or vote by telephone or over the Internet, your shares will not be voted at the Annual Meeting. If your shares are held in street name and you do not issue instructions to your broker, your broker may vote your shares at its discretion on routine matters but may not vote your shares on non-routine matters. Under applicable stock market rules, Proposal 3 relating to the ratification of the appointment of the independent registered public accounting firm is deemed to be a routine matter, and brokers and other nominees may exercise their voting discretion without receiving instructions from the beneficial owners of the shares. Each of Proposals 1 and 2 is a non-routine matter and, therefore, your broker will not be able to vote your shares without your instructions.

HOW DO I VOTE IF MY SHARES ARE REGISTERED DIRECTLY IN MY NAME?

We offer four methods for you to vote your shares: in advance by telephone, through the Internet, by mail, or in person at the annual meeting. Instructions for voting in advance are included in the Notice at the beginning of this proxy statement. We encourage you to vote through the Internet or by telephone, as they are the most cost-effective methods for the Company. We also recommend that you vote as soon as possible, even if you are planning to attend the hybrid annual meeting, so that the vote count will not be delayed. Both the Internet and the telephone provide convenient, cost-effective alternatives to returning your proxy card by mail. There is no charge to vote your shares via the Internet, though you may incur costs associated with electronic access, such as usage charges from Internet access providers. If you choose to vote your shares

66	2022 PROXY STATEMENT

through the Internet or by telephone, there is no need for you to mail your proxy card. You will need to enter the 16-digit control number received with your Proxy or Notice of Internet Availability of Proxy Materials to vote during the meeting.

HOW DO I VOTE MY SHARES IF THEY ARE HELD IN THE NAME OF MY BROKER (STREET NAME)?

If your shares are held in street name, you will receive a form from your broker or other nominee seeking instruction as to how to vote your shares. You should contact your broker or other nominee with questions about how to provide or revoke your instructions.

WHO WILL COUNT THE VOTE?

Broadridge Financial Solutions, Inc. has been engaged as our independent inspector of election to tabulate shareholder votes for the 2022 annual meeting.

CAN I CHANGE MY VOTE AFTER I RETURN OR SUBMIT MY PROXY?

Yes. Even after you have submitted your proxy, you can revoke your proxy or change your vote at any time before the proxy is exercised: by submitting a new proxy with a later date; by providing written notice to the Corporate Secretary or acting secretary of the annual meeting; or by voting in person at the annual meeting.

MAY I VOTE AT THE ANNUAL MEETING?

If you are a registered holder and are permitted to attend the meeting (see “Who may attend the annual meeting?” above), you may complete a voting ballot at the meeting. If you already properly submitted your vote in advance and would like to change your vote at the meeting, then please give written notice that you would like to revoke your original proxy to the Corporate Secretary or acting secretary of the annual meeting.

If a broker, bank or other nominee holds your shares and you wish to vote in person at the annual meeting, you must first obtain a proxy issued in your name from the broker, bank or other nominee, otherwise you will not be permitted to vote in person at the annual meeting.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

We intend to announce preliminary voting results at the annual meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC within four business days following the annual meeting. All reports we file with the SEC are available when filed. Please see the section “Other Information—Where to Find Additional Information.”

WHERE CAN I FIND A LIST OF THE COMPANY’S SHAREHOLDERS?

A list of the Company’s shareholders is available at the Company’s corporate headquarters, located at 100 West Liberty Street, 12th Floor, Reno, NV 89501, during ordinary business hours, for 10 days prior to the annual meeting.

WHEN ARE SHAREHOLDER PROPOSALS AND SHAREHOLDER NOMINATIONS DUE FOR THE 2023 ANNUAL MEETING?

Under Rule 14a-8 of the Exchange Act, the Corporate Secretary must receive a shareholder proposal for consideration by our shareholders at the 2023 Annual Meeting of Shareholders no later than December 26, 2022, in order for the proposal to be considered for inclusion in our proxy materials for the 2023 annual meeting. To otherwise present a timely proposal or other business for consideration by our shareholders at the 2023 Annual Meeting of Shareholders, pursuant to our Bylaws, a shareholder’s written notice must be delivered to or mailed and received at our principal executive offices no earlier than the close of business on February 16, 2023 nor later than the close of business on March 18, 2023, as required under the applicable provisions of our Bylaws. The purpose of this requirement is to assure adequate notice of, and information regarding, any such matter as to which shareholder action may be sought. If we receive your notice before February 16, 2023 or later than the close of business on March 18, 2023, then your proposal will be untimely.

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In addition, a shareholder who intends to make a nomination of a candidate for election as director of the Company at the next Election Meeting shall, as required by our Bylaws, deliver to our Secretary a notice not less than sixty days prior to the date of the next Election Meeting, setting forth (a) the name, age, business address and the residence address of each nominee proposed in such notice, (b) the principal occupation or employment of such nominee, (c) the number of shares of our capital stock which are beneficially owned by each such nominee, and (d) such other information concerning each such nominee as would be required, under the rules of the SEC, in a proxy statement soliciting proxies for the election of such nominees. Such notice shall include a signed consent of each such nominee to serve as a director of the corporation, if elected. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 15, 2023. If you do not comply with these procedural provisions, your proposal or nomination can be excluded. Should the Board nevertheless choose to present your proposal, the named proxies will be able to vote on the proposal using their discretion.

HOW MANY COPIES SHOULD I RECEIVE IF I SHARE AN ADDRESS WITH ANOTHER SHAREHOLDER?

We have adopted a procedure approved by the SEC called “householding”. Under this procedure, we are permitted to deliver a single copy of our Notice of Internet Availability of Proxy Materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these shareholders notifies us that they want to receive separate copies. Householding allows us to reduce our printing and postage costs and reduces the volume of duplicative information you receive. Shareholders of record sharing an address who are receiving multiple copies of our Notice of Internet Availability of Proxy Materials and wish to receive a single copy of such material in the future should submit their request by contacting Broadridge Financial Solutions by telephone at 1-866-540-7095 or sending a written request via mail to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you are the beneficial owner, but not the record holder, of our shares and wish to receive only one copy of the Notice of Internet Availability of Proxy Materials in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of such document be mailed to all shareholders at the shared address in the future.

However, please note that if you want to receive a paper copy of the Proxy Card or vote instruction form or other proxy materials for purposes of the Annual Meeting, you should follow the instructions included in the Notice of Internet Availability of Proxy Materials that was sent to you.

68	2022 PROXY STATEMENT

CAESARS ENTERTAINMENT®

FSC www.fsc.org MIX Paper from responsible sources FSC® C132107

CAESARS ENTERTAINMENT, INC.

100 WEST LIBERTY ST., 12TH FLOOR

RENO, NV 89501

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or Meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records.

During The Meeting - Go to www.virtualshareholdermeeting.com/CZR2022

The Meeting will be held in-person and virtually at the Eldorado Resort, 345 North Virginia Street, Reno, NV 89501. You may attend the Meeting in-person or virtually and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or Meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

  — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS  PROXY  CARD  IS  VALID  ONLY  WHEN  SIGNED  AND   DATED.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
	☐	☐	☐
1. ELECTION OF DIRECTORS
Nominees
01) Gary L. Carano 02) Bonnie S. Biumi 03) Jan Jones Blackhurst 04) Frank J. Fahrenkopf 05) Don R. Kornstein
06) Courtney R. Mather 07) Sandra D. Morgan 08) Michael E. Pegram 09) Thomas R. Reeg 10) David P. Tomick
The Board of Directors recommends you vote FOR proposals 2 and 3.						For	Against	Abstain
2. ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.						☐	☐	☐
3. RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.						☐	☐	☐
NOTE: SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Please sign this WHITE proxy card exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

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CAESARS ENTERTAINMENT, INC. Annual Meeting of Shareholders June 14, 2022 9:00 AM Pacific Time This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Thomas R. Reeg, Anthony L. Carano, Bret Yunker and Edmund L. Quatmann, Jr., or
any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CAESARS ENTERTAINMENT, INC.
that the shareholders(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 A.M. Pacific time on
June 14, 2022 at the Eldorado Resort, 345 North Virginia Street, Reno, NV 89501 and virtually at
www.virtualshareholdermeeting.com/CZR2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

FOR ALL of Caesars Entertainment, Inc.’s director nominees in Proposal 1 and FOR Proposals 2 and 3.

Continued and to be signed on reverse side